PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED DECEMBER 14, 2020

FUND	CLASS A SHARES	CLASS C SHARES	INSTITUTIONAL SHARES	INVESTOR SHARES	CLASS R SHARES	CLASS R6 SHARES	CLASS P SHARES
GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND	GMAMX	GMCMX	GSMMX	GIMMX	GRMMX	GMMFX	GMMPX

(A portfolio of Goldman Sachs Trust II)

Goldman Sachs Trust II

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses for the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), dated February 28, 2020, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers or writing to one of the addresses listed below, or from institutions (“Intermediaries”) acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for the Fund contained in the Fund’s 2019 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Fund’s Annual Report are incorporated by reference herein. The Fund’s Annual Report may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll free 1-800-526-7384 (for Class A, Class C, Investor, and Class R Shareholders) or 1-800-621-2550 (for Institutional, Class R6 and Class P Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

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GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS & CO. LLC
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll-free (in U.S.) 800-526-7384 (for Class A, Class C, Investor and Class R Shareholders) or 800-621-2550 (for Institutional, Class R6 and Class P Shareholders).

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INTRODUCTION

Goldman Sachs Trust II (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated August 28, 2012. The following series of the Trust is described in this SAI: Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund and other series. Additional series and classes may be added in the future from time to time. The Fund currently offers seven classes of shares: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R Shares, Class R6 Shares and Class P Shares. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Fund. In addition, Goldman Sachs serves as the Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Fund’s custodian and administrator is State Street Bank and Trust Company (“State Street”). The Fund’s investment sub-advisers are currently: Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries (as defined below). The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser (references to “Underlying Manager(s)” include the Investment Adviser when acting in this capacity).

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVE AND POLICIES

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The Fund is a diversified, open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “Act” or the “1940 Act”). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers, and on the ability of the Underlying Managers to successfully execute the Fund’s investment strategies. The Fund should not be relied upon as a complete investment program.

The Fund may pursue its investment objective by investing up to 25% of its total assets in aggregate in five wholly-owned subsidiaries of the Fund, each organized as a company under the laws of the Cayman Islands (each, an “MMA Subsidiary” and together, the “MMA Subsidiaries”). The MMA Subsidiaries are advised by the Investment Adviser and subadvised by one or more Underlying Managers. The MMA Subsidiaries seek to gain commodities exposure and are generally subject to the same fundamental and certain other investment restrictions as the Fund; however, the MMA Subsidiaries (unlike the Fund) are able to invest without limitation in commodity-linked securities and derivative instruments. The Fund and the MMA Subsidiaries test for compliance with certain investment restrictions on a consolidated basis, except that the MMA Subsidiaries comply with the requirements to identify liquid assets on their books (often referred to as “asset segregation”), or engage in other measures approved by the Securities and Exchange Commission (“SEC”) or SEC staff, to “cover” open positions with respect to certain kinds of derivatives, to the same extent as would apply if the MMA Subsidiaries were registered under the 1940 Act. For more information about these practices, see “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Asset Segregation.”

By investing in the MMA Subsidiaries, the Fund is indirectly exposed to the risks associated with the MMA Subsidiaries’ investments. The derivatives and other investments held by the MMA Subsidiaries are subject to the same risks that would apply to similar investments if held directly by the Fund. See below under “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investments in a Wholly-Owned MMA Subsidiary” for a more detailed discussion of the Fund’s use of the MMA Subsidiaries.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Fund and the MMA Subsidiaries of the Fund. With respect to the MMA Subsidiaries, the Investment Adviser is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The investment securities and practices and related risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Asset Segregation

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant (“FCM”) or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the Fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board and SEC reporting. These new requirements would apply unless the Fund qualified as a “limited derivatives user,” as defined in the SEC’s proposal. If the Fund trades reverse repurchase agreements or similar financing transactions, it would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the Fund is a limited derivatives user. Any new requirements, if adopted, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Asset-Backed Securities

The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Fund may invest in deposits in U.S. and European banks.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) for resales of certain securities to qualified institutional buyers, and such securities may be characterized by the Fund as liquid investments. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectuses (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of an Underlying Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the an Underlying Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the MMA Subsidiaries. The Fund may also invest in commodities through investments in other investment companies, exchange-traded funds (“ETFs”) or other pooled investment vehicles. Although it does not currently intend to do so, the Fund may also invest in certain commodity-linked structured notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, an Underlying Manager may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an investment in commodities may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments in commodities are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked derivative securities are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

Contracts for Difference

The Fund may enter into contracts for difference (“CFDs”), which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying investment is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. The Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

In evaluating a convertible security, an Underlying Manager may give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Fund’s investment policies.

Corporate Debt Obligations

The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, an Underlying Manager could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.

Covered Bonds

Covered Bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by an issuing financial institution, is designed to pay covered bondholders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, covered bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Swaps, Caps, Floors and Collars

The Fund may enter into currency, mortgage, credit, total return, index, equity, interest rate and other swaps for hedging purposes, or to seek to increase total return. The Fund may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return, or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of payments based on a notional principal amount of a specified index or indices. Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payments in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks). Interest rate swaps involve the exchange by the Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Because interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index, equity and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index, equity and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index, equity or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC guidance or otherwise, the Fund, the Investment Adviser and Underlying Managers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. For more information about these practices, see “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES – Asset Segregation.”

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate counterparty credit risk.

The use of swaps, as well as swaptions and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. The investment performance of the Fund, including the potential for losses, is dependent on the Underlying Managers’ analysis and decision making capability around, but not limited to, forecasts of market values, credit quality, interest rates and currency exchange rates.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in swaps.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

The Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “Taxation.”

Distressed Debt

The Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of the Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Distressed investments may require active participation by the Investment Adviser in the restructuring of the Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Investment Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, the Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to additional expenses (including legal fees) and may make the Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to the Fund or may restrict the Investment Adviser’s ability to dispose of the security.

There are a number of significant risks inherent to the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities and other obligations of financially troubled companies.

Dividend-Paying Investments

The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Foreign Securities

The Fund may invest a substantial portion of its assets in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Manager, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury.

In addition, from time to time, certain of the companies in which the Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at

https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, the Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of the Fund are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund, the Investment Adviser or an Underlying Manager. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and the Fund could be subject to substantial losses. In addition, the Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries” below.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts for investment and speculative purposes, as well as for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has a small or no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Underlying Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposure and the currency exposure of a performance benchmark.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to the Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which the Fund is invested and, as a result, may result in adverse consequences to the Fund.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of the Fund’s investments in Asian securities.

Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect the Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect the Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Although the Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.

Investing in Australia. The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.

Investing in Eastern Europe. The Fund may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.

Where the Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.

Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”

Investing in Europe. The Fund may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which the Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of the Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of the Fund’s assets or investments economically tied to the United Kingdom or Europe.

The effects of Brexit will depend, in part, on agreements the United Kingdom negotiates to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments. While certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.

On January 31, 2020, the United Kingdom withdrew from the EU subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expires at the end of 2020. During this transition phase, the United Kingdom and the EU will seek to negotiate and finalize a new, more permanent trade deal. Due to political uncertainty, it is not possible to anticipate whether the United Kingdom and the EU will be able to agree on and implement a new trade agreement or what the nature of such trade arrangement will be. In the event that no agreement is reached, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules.

Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Greater China. Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China; (e) increasing competition from Asia’s other low-cost emerging economies; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (m) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (n) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (o) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (p) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (q) the fact that the settlement period of securities transactions in foreign markets may be longer; (r) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.

Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B shares may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China by either investing directly in A shares through participation in Stock Connect, or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.

As a result of investing in the People’s Republic of China, a Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.

As of November 17, 2014, foreign mutual funds, which qualify as Qualified Foreign Institutional Investors (“QFIIs”) and/or RMB Qualified Foreign Institutional Investors (“RQFIIs”), are temporarily exempt from enterprise income tax on capital gains arising from securities trading in the People’s Republic of China. It is currently unclear when this preferential treatment would end. If the preferential treatment were to end, such capital gains would be subject to a 10% withholding tax in the People’s Republic of China. Meanwhile, the purchase and sale of publicly traded equities by a QFII/RQFII is exempt from value-added tax in the People’s Republic of China.

The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of a Fund.

Hong Kong. Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.

Investing through Stock Connect. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through the Shanghai–Hong Kong and Shenzhen–Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai and Shenzhen-listed equities (“China A-Shares”) via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise desirable to do so. Additionally, restrictions on the timing of permitted trading activity in Stock Connect Securities, including the imposition of local holidays in either Hong Kong or China and restrictions on purchasing and selling the same security on the same day, may subject the Fund’s Stock Connect Securities to price fluctuations at times where it is unable to add to or exit its position.

The eligibility of China A-Shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in the Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations, including limitations on the ability of the Fund to sell China A-Shares.

Because Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect the Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.

Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.

The Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.

Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

The Fund, the Investment Adviser and the Underlying Managers (on behalf of themselves and their other clients) will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A-Shares as a result of their interest in China A-Shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.

Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by the Fund.

Investing in Japan. Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets.

In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.

The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.

Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.

Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.

Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Fund has acquired or expects to acquire. As another example, the Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Manager, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, an Underlying Manager may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company (“RIC”) for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to identify on its books cash or liquid assets. The Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of an Underlying Manager to analyze correctly the futures markets.

High Yield Securities

The Fund may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Services (“Standard & Poor”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed income securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for high yield securities.

In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value (“NAV”).

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. An Underlying Manager could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on Underlying Manager’s credit analysis than would be the case with investments in investment-grade debt obligations.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize the Fund’s portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Inverse Floating Rate Securities

The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

Investing through Bond Connect

The Fund invests in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (DVP) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the Mainland China may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.

A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and the Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Furthermore, the Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, the Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Investing through Bond Connect will subject the Fund to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Fund’s investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.

Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Fund’s investments.

Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.

Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Fund will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Fund. The Fund may also be required to unwind its hedge in unfavorable market conditions.

The People’s Bank of China will exercise on-going supervision of the Fund as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the Investment Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.

Investments in the Wholly-Owned MMA Subsidiaries

Investments in the MMA Subsidiaries are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS rulings, as discussed below under “Taxation – Fund Taxation.” Each MMA Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is currently the sole shareholder of each of the MMA Subsidiaries. The MMA Subsidiaries may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and commodity swaps, and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although the Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the MMA Subsidiaries. The MMA Subsidiaries also invest in fixed income securities, which are intended to serve as margin or collateral for the MMA Subsidiaries’ derivative positions. To the extent that the Fund invests in the MMA Subsidiaries, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectuses and this SAI.

The MMA Subsidiaries are not investment companies registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the MMA Subsidiaries to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

Investments in Unseasoned Companies

The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Loans and Loan Participations

The Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by the Fund in a lender’s portion of a loan typically will result in the Fund’s having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which the Fund may invest may not be rated by any NRSRO. The secondary market, if any, for loan participations may be limited.

When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.

For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Senior Loans. The Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of the Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Underlying Managers expect the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Managers will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Underlying Managers believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Underlying Managers do not view ratings as the determinative factor in its investment decisions and rely more upon their credit analysis abilities than upon ratings. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the NAV of the Fund. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of the relative illiquidity of the trading markets for Senior Loans, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.

When interest rates decline, the value of the Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the NAV of the Fund.

The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Fund may also purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Manager believes to be a fair price. In addition, valuation of less readily marketable indebtedness involves a greater degree of judgment in determining the NAV of the Fund than if that valuation were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are regularly traded among certain financial institutions. As the market for different types of indebtedness develops, the liquidity of the market for these instruments is expected to improve. The Fund currently intends to treat loan indebtedness as liquid when there is a readily available market for the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would generally be treated as illiquid for purposes of the limitation on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in loans and loan participations.

Second Lien Loans. The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.

In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon an Underlying Manager’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage Loans and Mortgage-Backed Securities

The Fund may invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”). Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if the Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that the Fund invests in Mortgage-Backed Securities, an Underlying Manager may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, the Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which the Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Fund.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). The Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in the Fund’s portfolio and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect the Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.

Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.

Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.

Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.

“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.

Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, the Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to the Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Mortgage Pass-Through Securities

To the extent consistent with its investment policies, the Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

The Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of the Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.

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Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

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Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

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Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Under the direction of FHFA (as defined below), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is expected to launch in June 2019, and the effects it may have on the market for Mortgage-Backed Securities are uncertain.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Fund.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in the Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by the Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that is primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Municipal Securities

The Fund may invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser or an Underlying Manager, excluded from gross income for federal income tax purposes. The Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with the Fund’s investment objective and policies. The Fund may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by the Fund that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Fund’s shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. In the aftermath of the 2007-2008 financial crisis, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

For the purpose of applying the Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser or an Underlying Manager based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including the Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities.

Auction Rate Securities. The Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. A Fund will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Insurance. The Fund may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of the Fund.

The Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as the Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Fund may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by the Fund will typically be covered by only one of the above types of policies.

Municipal Leases, Certificates of Participation and Other Participation Interests. The Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser to be liquid for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser or an Underlying Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

A Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.

Private Activity Bonds. A Fund may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser or an Underlying Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable.

Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund’s quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

The Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund’s NAV. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Options on Securities, Securities Indices and Foreign Currencies

Writing Options. The Fund may write (sell) call and put options on any securities in which it may invest. The Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by the Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of the call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Fund would be covered, which means that the Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. The Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if the Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference.

The Fund may also write (sell) call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been identified by the Fund on its books) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the market value of securities or other instruments in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Options” above.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or an Underlying Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The potential benefit or losses from the use of options to increase total return involves also depends on the skills of the Underlying Manager in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. The potential for losses depends on the Underlying Managers’ analysis and decision making process around, but not limited to, expectations of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs pursuant to the exercise of put options. If the Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the assets identified on its books to cover the position until the option expires or the Fund delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the relevant clearinghouse inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase or write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Writing and Purchasing Currency Call and Put Options. The Fund may write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when the Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

A call option written by the Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by the Fund obligates the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Options” above.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of the currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of an Underlying Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

Participation Notes

The Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles

The Fund may invest in securities of pooled investment vehicles. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs have, however, obtained exemptive relief to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Moreover, subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in investment companies, including ETFs and money market funds, for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that the Fund serves as an “underlying Fund” to another Goldman Sachs Fund, the Fund may invest a percentage of its assets in other investment companies only if those instruments are consistent with applicable law and/or exemptive relief obtained from the SEC.

ETFs are shares of pooled investment vehicles issuing shares that are traded like traditional equity securities on a stock exchange. ETFs hold a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of the ETF’s underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because ETFs, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value (“NAV”); (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the ETF will continue to meet the requirements necessary to be listed on an exchange, or that the exchange will not change its listing requirements. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

The Fund may also invest in “UCITS” (Undertakings for Collective Investment in Transferable Securities) Funds. UCITS is a regulatory regime governing the marketing and distribution of securities with the European Union.

The Investment Adviser may invest a portion of the Fund’s assets in securities issued by private investment funds. For example, the Investment Adviser may invest a portion of the Fund’s assets in an investment partnership whose manager the Investment Adviser believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on the Fund’s behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other investment fund. Investments by the Fund in a private investment fund are not subject to the limitations imposed under the 1940 Act on shares held by a mutual fund in other registered investment companies. The securities of a private investment company are generally illiquid, but may be deemed liquid in accordance with procedures approved by the Board. To the extent such interests are illiquid, they will be subject to the limitation on illiquid investments.

Portfolio Turnover

The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Securities

The Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Publicly-Traded Partnerships (“PTPs”)

In addition to the risks associated with the underlying assets and exposures within a PTP, the Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. The Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, the Fund would have limited voting and distribution rights in connection with its investment in a PTP.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

The Fund may enter into repurchase agreements with eligible counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.

Reverse Repurchase Agreements

The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund may sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. These reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then continuously monitored by the Investment Adviser and applicable Underlying Manager, to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Risks of Qualified Financial Contracts

Regulations adopted by federal banking regulators under Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which are scheduled to take effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify cash or liquid assets at such a level that such assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or the Investment Adviser, an Underlying Manager, custodian, Transfer Agent, Intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, their trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund was to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

Special Note Regarding Regulatory Changes and Other Market Events

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (FCA) which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund’s investments, performance or financial condition. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will seek to work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.

Structured Notes

The Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Investments

The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or if unrated, determined by the Investment Adviser or an Underlying Manager to be of comparable quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks with a remaining maturity of less than one year; ETFs; other Investment Companies; and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

U.S. Government Securities

The Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.

The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Treasury Inflation-Protected Securities (“TIPS”). The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Variable and Floating Rate Securities

The interest rates payable on certain debt securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Warrants and Stock Purchase Rights

The Fund may invest in warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by an Underlying Manager for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a when-issued basis, including TBA (“To Be Announced”) securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of

TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Bonds

The Fund’s investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust (or to the extent the matter relates only to the Fund, the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust (or to the extent the matter relates only to the Fund, the Fund).

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries).

(2)

Borrow money, except (a) the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)

Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts, and mortgage-related securities, and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of the Fund’s industry concentration policies, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established five standing committees – Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of February 28, 2020 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 64	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014). Chair of the Board of Trustees—Goldman Sachs Trust II.	19	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Lawrence Hughes Age: 61	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012–Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016). Trustee—Goldman Sachs Trust II.	19	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John F. Killian Age: 65	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company (2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009). Trustee—Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 61	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001). Trustee—Goldman Sachs Trust II.	19	None

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 57	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				169	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

3

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of February 28, 2020, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 91 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund did not offer shares to the public.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of February 28, 2020 that led the Board to conclude that such individual should serve as a Trustee.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2015 and Chair of the Board of Trustees since 2017. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer. In addition, Ms. Beebe serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. She was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing all finance and accounting activities. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2016. Mr. Hughes is retired. Mr. Hughes is Chairman of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation, that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2015. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. In addition, he serves as Chair of the Board of Trustees for Providence College. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2018. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Directors of the United Way of Massachusetts Bay and Merrimack Valley, a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and a member of the Physicians’ Organization Board, and the Boys & Girls Clubs of Boston, a member of the Board of Directors of the Combined Jewish Philanthropies, where he serves as Chairman of the Governance & Nominating Committee, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School, where he serves as the Co-Chair of the Nominating & Governance Committee. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2012. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the Officers of the Trust as of December 14, 2020 is set forth below.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Julien Yoo 200 West Street New York, NY 10282 Age: 49	Chief Compliance Officer	Since 2018

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 62	Assistant Treasurer	Since 2012

Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer, Commerce Bank Mutual Fund Complex (2008–Present); and Treasurer of Goldman Sachs Philanthropy Fund (2019–Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 37	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013 – Present). Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs ETF Trust.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 38	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (January 2016 — Present); and Associate, Goldman Sachs (January 2014 — January 2016).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 50	Assistant Treasurer	Since 2019

Managing Director, Goldman Sachs (January 2018 – Present); and Vice President, Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 51	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 45	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2020

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 57	Vice President	Since 2012

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Miriam L. Cytryn 200 West Street New York, NY 10282 Age: 62	Vice President	Since 2012

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Kimberly MacKenzie 200 West Street New York, NY 10282 Age: 40	Vice President	Since 2020	Vice President, GSAM (2010–Present); Associate, Goldman Sachs (2006–2010). Vice President—Goldman Sachs Trust II.

Emily Stecher 200 West Street New York, NY 10282 Age: 33	Vice President	Since 2020

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (January 2015–December 2019).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2018

Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman Sachs (2004 – 2005).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Killian serves as Chair of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended October 31, 2019.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended October 31, 2019. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectuses and should be directed to the attention of the Goldman Sachs Trust II Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee held four meetings during the fiscal year ended October 31, 2019. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and DiMaria serve on the Valuation Committee. The Valuation Committee was established by the Board on August 8, 2018. The Valuation Committee held twelve meetings during the fiscal year ended October 31, 2019.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee held four meetings during the fiscal year ended October 31, 2019. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers including Underlying Managers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including Underlying Managers, have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers, including Underlying Managers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and Underlying Manager performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. On an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage a Fund’s liquidity risk. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2019.

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	None	Over $100,000
Lawrence Hughes	Institutional Class - Over $100,000	Over $100,000
John F. Killian	None	Over $100,000
Steven D. Krichmar	None	Over $100,000
James A. McNamara	Class P Shares - Over $100,000	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund.

As of January 31, 2020, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Independent Trustee Ownership of Securities

The following table shows securities owned beneficially or of record, as of December 31, 2019, by any Trustee who is not an interested person of the Trust, or by any member of his or her immediate family, in (i) an investment adviser or principal underwriter of the Trust; or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Name of Trustee	Name of Owner(s) and Relationship(s) to Trustee	Company	Title of Class	Value of Securities[2]	Percent of Class
Steven D. Krichmar	Steven D. Krichmar, jointly with spouse	Cohen & Steers, Inc.[1]	Common stock $0.01 par value	$ 11,610.60	Less than 1%

[1]	Cohen & Steers Capital Management, Inc., a sub-adviser to the Goldman Sachs Multi-Manager Real Assets Strategy Fund, is an indirect wholly owned subsidiary of Cohen & Steers, Inc.
[2]	As of December 31, 2019.

The foregoing securities were purchased on May 30, 2019 by an investment adviser contrary to the investment limitations of the discretionary account it manages. All such securities were sold in February 2020.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee, as applicable, of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2019:

Trustee Compensation

Name of Trustee	Aggregate Compensation From the Fund for the Fiscal Year Ended October 31, 2019	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From Fund Complex (including the Fund)*
Cheryl K. Beebe[1]	$10,023	$0	$165,000
Lawrence Hughes	$8,808	$0$145,000
John F. Killian[2]	$9,416	$0	$155,000
Steven D. Krichmar	$8,808	$0$145,000
James A. McNamara[3]	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended October 31, 2019 from the Goldman Sachs Fund Complex (including any Goldman registrants for which the Trustee then served as such).
[1]	Includes compensation as Board Chair.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.

Miscellaneous

Class A Shares of the Fund may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Fund’s other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

The Trust, its Investment Adviser, the principal underwriter and the Underlying Managers have adopted codes of ethics under Rule 17j-1 of the Act that may permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund. Because each Underlying Manager is an entity not affiliated with GSAM, GSAM relies on each Underlying Manager to monitor the personal trading activities of the Underlying Managers’ personnel in accordance with that Underlying Manager’s Code of Ethics.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM also serves as investment adviser to the MMA Subsidiaries. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectuses for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Fund, including developing the Fund’s investment program. The Investment Adviser selects, subject to the approval of the Fund’s Board of Trustees, Underlying Managers for the Fund, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results.

With respect to the Fund, the AIMS Group applies a multifaceted process around manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process. The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the Underlying Managers in the Fund. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within the Fund. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses on the Fund.

The Management Agreement provides that GSAM, directly or through an Underlying Manager, is responsible for overseeing the Fund’s investment program. The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on August 6-7, 2019. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement in 2019 is available in the Fund’s annual report for the period ended October 31, 2019.

The Management Agreement will remain in effect until August 31, 2020, and will continue to remain in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Fund’s average daily net assets. Also included below is the actual management fee rate paid by the Fund (after reduction of any applicable voluntary management fee waivers) for the fiscal year ended October 31, 2019. The management fee waivers will remain in effect through at least February 28, 2021, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Actual Rate may not correlate to the Contractual Rate as a result of these management fee waivers that may be in effect from time to time. The Investment Adviser may waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended October 31, 2019
Multi-Manager Alternatives Fund	1.90% on first $2 billion
	1.80% over $2 billion up to $5 billion	1.51	%*
	1.71% over $5 billion up to $8 billion
	1.68% over $8 billion

*

Reflects combined management fees paid to the Investment Adviser by the Fund and the MMA Subsidiaries after fee waivers. The Investment Adviser has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the MMA Subsidiaries. This arrangement may not be discontinued by the Investment Adviser as long as its contracts with the MMA Subsidiaries are in place. The Investment Adviser had agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 1.57% as an annual percentage rate of the average daily net assets of the Fund.

For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, the amount of fees incurred by the Fund under the Management Agreement was (with and without the fee limitations that were then in effect):

Fund	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Multi-Manager Alternatives Fund
With fee waivers	$5,604,849	$11,856,303	$21,209,010
Without fee waivers	$7,087,548	13,294,866	$22,063,425

In addition to overseeing the Fund’s investment program, the Investment Adviser selects the Fund’s Underlying Managers and provides general oversight of the Underlying Managers. The Investment Adviser also performs certain administrative services for the Fund under the Management Agreement, unless required to be performed by others pursuant to agreements with the Fund. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation for the Fund of all required tax returns, the preparation and submission of reports to existing shareholders and regulatory authorities, and the preparation and submission of the Fund’s prospectuses and statements of additional information and all other documents necessary to fulfill regulatory requirements and maintain registration and qualification of the Fund and each class of shares thereof with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services. In overseeing the Fund’s non-investment operations, the Investment Adviser’s services include, among other things, oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law.

As discussed in “Investment Objectives and Policies” above, the Fund will pursue its investment objective by investing in the MMA Subsidiaries. Each MMA Subsidiaries has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to each MMA Subsidiary (each, a “MMA Subsidiary Management Agreement”). In consideration of these services, each MMA Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. An Underlying Manager that sub-advises an MMA Subsidiary is paid by the Investment Adviser out of its management fee a percentage of the MMA Subsidiary’ assets managed by that Underlying Manager. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by a MMA Subsidiary. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the respective MMA Subsidiary Management Agreement is in place. Each MMA Subsidiary Management Agreement is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by the Investment Adviser (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Management Agreement between the Trust, acting for and on behalf of the Fund and the Investment Adviser is terminated.

As stated in the Fund’s Prospectuses, Algert, Ares, Artisan Partners, Bardin Hill, Brigade, Crabel, GQG Partners, Marathon, River Canyon, RICA, Sirios and Wellington currently serve as the Underlying Managers to the Fund pursuant to a sub-advisory agreement (each a “Sub-Advisory Agreement”). Crabel also serves as the Underlying Manager to an MMA Subsidiary. The Underlying Managers to the Fund may change from time to time. See “Service Providers” in the Fund’s Prospectuses for a description of the Underlying Managers’ duties to the Fund. The Sub-Advisory Agreements with Algert, Ares, Brigade, RICA, Sirios and Wellington were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on August 8, 2018. The Sub-Advisory Agreements with Crabel and Bardin Hill were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on November 15, 2017. The Sub-Advisory Agreement with River Canyon was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on March 20, 2018. The Sub-Advisory Agreement with GQG Partners was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on May 9, 2018. The Sub-Advisory Agreements with Artisan Partners were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on November 14, 2018. The Sub-Advisory Agreement with Marathon was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on February 5, 2020. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s semi-annual report for the period ended April 30, 2019 or the Fund’s annual report for the period ended October 31, 2019. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Marathon will be available in the Fund’s semi-annual report for the period ended April 30, 2020.

The Sub-Advisory Agreements with Algert, Ares, Brigade, RICA, Sirios and Wellington will remain in effect until August 31, 2019 and the Sub-Advisory Agreements with Artisan Partners, Bardin Hill, Crabel, GQG Partners, Marathon and River Canyon will remain in effect for an initial two-year term. Each Sub-Advisory Agreement will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

Under the current Sub-Advisory Agreements, the Investment Adviser (not the Fund) pays each Underlying Manager a fee based on the Fund’s assets that each manages. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, the Investment Adviser paid aggregate investment sub-advisory fees to the Fund’s Underlying Managers as follows:

Fund	Fiscal year ended October 31, 2019			Fiscal year ended October 31, 2018			Fiscal year ended October 31, 2017
Multi-Manager Alternatives Fund*	$3,727,011	1.003	%**	$7,390,441	1.056	%**	$12,878,871	1.109	%**

*	The fees paid to Underlying Managers of the Fund are consolidated with fees paid to Crabel as Underlying Manager of one or more MMA Subsidiaries.
**	Represents the aggregate investment sub-advisory fees paid by the Investment Adviser as a percentage of the of the Fund’s average daily net assets.

The fees and percentages above reflect the fee schedule(s) in effect during the indicated periods.

The Sub-Advisory Agreements will terminate automatically if assigned (as defined in the Act). Each Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Underlying Manager or by the Underlying Manager on 60 days’ written notice to the Trust and GSAM.

Underlying Managers

Algert Global LLC. Founded in 2002, Algert is 100% employee-owned and is controlled by Peter M. Algert (Chief Executive Officer & Chief Investment Officer) and Ryan LaFond (Deputy Chief Investment Officer).

Ares Capital Management II LLC. Founded in 2011, Ares is an SEC registered investment adviser and wholly-owned subsidiary of Ares Management LLC, a global alternative asset manager and SEC registered investment adviser.

Artisan Partners Limited Partnership. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995.

Bardin Hill Arbitrage IC Management LP. Prior to October 23, 2018, Bardin Hill was named “Halcyon Arbitrage IC Management LP. Bardin Hill is owned by Bardin Hill Arbitrage Management LP, and Bardin Hill Investment Partners GP LLC serves as the general partner of Bardin Hill. Bardin Hill Investment Partners LP (“BHIP”) is the ultimate parent company of Bardin Hill. BHIP is majority-owned and controlled by Jason Dillow, BHIP’s Chief Executive Officer and Chief Investment Officer, and BHIP’s other equity partners.

Brigade Capital Management, LP. Brigade is controlled by Donald Morgan who owns more than 25% of Brigade’s voting securities. No other individual owns more than 25% of Brigade’s voting securities.

Crabel Capital Management, LLC. Crabel is a subsidiary of Crabel Holdings, LLC, which is owned by its sole managing member and Crabel’s founder and Chief Investment Officer, William H. Crabel.

GQG Partners LLC. GQG Partners is the wholly-owned subsidiary of GQG Partners LP, which is controlled by Rajiv Jain, GQG Partners’ Chairman and Chief Investment Officer.

Marathon Asset Management, L.P. Marathon is owned by the partners of the firm.

River Canyon Fund Management LLC. River Canyon is the wholly-owned subsidiary of Canyon Capital Advisors, LLC, which is directly and indirectly wholly-owned and controlled by River Canyon’s co-founders and co-Chief Investment Officers, Joshua S. Friedman and Mitchell R. Julis.

Russell Investments Commodity Advisor, LLC. Effective January 30, 2018, RICA agreed to be bound by and assume all of the rights and obligations of Russell Investments Implementation Services, LLC under the sub-advisory agreement between GSAM and Russell Investments Implementation Services, LLC with respect to the Fund. RICA is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd, a company incorporated and registered in the Cayman Islands through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. indirectly hold a significant minority ownership interest in RICA and its affiliates (referred to collectively as “Russell Investments”).

Sirios Capital Management, L.P. John F. Brennan, Jr. is a co-founder and principal owner of Sirios.

Wellington Management Company LLP. Wellington is majority owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Additional information about each Underlying Manager is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

Legal Proceedings

On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.

The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of October 31, 2019, unless otherwise indicated.

	Number of Other Accounts Managed and Total Assets by Account Type†						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
AIMS
Betsy Gorton	12	$7,140	150	$47,970	209	$129,630	0	$0	10	$1,740	2	$3,350

†	Footnotes:
*	“Registered Investment Companies” include the Fund managed by the AIMS portfolio managers to which this SAI relates.
1.

Asset information for Betsy Gorton are based on combined assets under supervision by the AIMS Public Markets Long Only Investment Committee, the AIMS Public Markets Hedge Fund Investment Committees, and the AIMS Opportunistic & Thematic Strategies Investment Committee, each of which she is a member.

2.	Asset information is in USD billions unless otherwise specified.
3.

With respect to the AIMS portfolio managers, “Other Pooled Investment Vehicles” includes private investment funds, SICAVs, and the advisory mutual fund platform. For purposes of the above, the advisory mutual platform is included as a single account.

4.

With respect to the AIMS portfolio managers, “Other Accounts” includes a separately managed account platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

With respect to the Underlying Managers, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Underlying Managers have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Underlying Managers and their advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation over time.

With respect to the Fund, the Underlying Managers are subject to certain restrictions on their trading activities in or with the Investment Adviser’s affiliates.

Portfolio Managers – Compensation

The GSAM compensation plan strives to evaluate performance on a multi-year basis, align interests with those of our clients/investors, encourage teamwork, and provide for the retention of proven talent. Within GSAM, Portfolio Managers responsible for the Fund are compensated through a package comprised of a base salary plus year-end discretionary variable compensation. The base salary is reviewed on an annual basis. The year-end discretionary variable compensation is primarily a function of each professional’s individual performance, his or her contribution to the overall performance of the group, the performance of their division, and the overall performance of the firm. The individual performance evaluation includes factors such as investment performance of products managed over multi-year periods, quality of research, due diligence, and portfolio construction, effective risk management, and teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund

The following table shows the portfolio managers’ Ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, of the Fund as of June 30, 2020:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Betsy Gorton	$50,001 – $100,000

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with Intermediaries to solicit subscriptions for Class A, Class C, Investor, Class R, Class R6 and Class P Shares of the Fund. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class C Shares (and in certain cases, Class A Shares), of the Fund shares.

Goldman Sachs retained approximately the following combined commissions on sales of Class A and Class C Shares during the following periods:

Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018	Fiscal Year ended October 31, 2017
Multi-Manager Alternatives Fund	$5	$475	$5,202

Dealer Reallowances. Class A Shares of the Fund are sold subject to a front-end sales charge, as described in the applicable Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs may pay commissions to Intermediaries who sell Class A Shares of the Fund in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows 4.92% of the Fund’s offering price with respect to purchases of Class A Shares under $50,000.

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent: Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to the Fund’s Class R6 and Class P Shares, to 0.04% of average daily net assets of the Fund’s Institutional Shares and 0.17% of average daily net assets with respect to the Fund’s Class A, Class C, Investor and Class R Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund. This arrangement will remain in effect through at least February 28, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectuses.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017 from the Fund as follows under the fee schedules then in effect.

	Class A and C Shares
Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018	Fiscal Year ended October 31, 2017*
Multi-Manager Alternatives Fund	$42,691	$83,514	$223,582

*	Prior to October 8, 2017, the fee for transfer agent and dividend disbursing agent services was 0.19% of average daily net assets with respect to the Fund’s Class A and Class C Shares.

	Institutional Shares
Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018	Fiscal Year ended October 31, 2017
Multi-Manager Alternatives Fund	$98,703	$223,686	$369,852

	Investor and Class R Shares
Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018	Fiscal Year ended October 31, 2017*
Multi-Manager Alternatives Fund	$28,102	$95,633	$225,960

*	Prior to October 8, 2017, the fee for transfer agent and dividend disbursing agent services was 0.19% of average daily net assets with respect to the Fund’s Investor and Class R Shares.

	Class R6 Shares
Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018*
Multi-Manager Alternatives Fund	$4	$2

*	Class R6 Shares commenced operations on February 28, 2018.

	Class P Shares
Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018*
Multi-Manager Alternatives Fund	$25,513	$12,879

*	Class P Shares commenced operations on April 16, 2018.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and sub-custodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Investment Adviser has agreed to reduce or limit “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the Fund’s average daily net assets and limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares to (after the application of the transfer agency fee waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 2.37%, 1.79% and 1.79%, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year end and, after February 28, 2021, may be discontinued or modified by the Investment Adviser in its discretion at any time, although the Investment Adviser currently has no intention of doing so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.

Reimbursement and Other Expense Reductions

For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, the amounts of certain expenses of the Fund were reduced by the Investment Adviser as follows under the expense limitation then in effect:

Fund	Fiscal Year ended October 31, 2019	Fiscal Year ended October 31, 2018	Fiscal Year ended October 31, 2017
Multi-Manager Alternatives Fund	$3,258,354	$2,486,161	$2,488,034

Custodian, Sub-Custodians and Administrator

State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

State Street also serves as administrator pursuant to an administration agreement with the Trust (the “Administration Agreement”) pursuant to which State Street provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain compliance testing services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and State Street. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 is the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Fund

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Fund to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Fund from making such investments, as further described herein. In this regard, Goldman Sachs’ activities and dealings with other clients and third parties may affect the Fund in ways that may disadvantage the Fund and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Fund), on the other hand, that are the same as or similar to the conflicts that arise between the Fund and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “Potential Conflicts of Interest” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, “Underlying Managers” shall mean, collectively, the Underlying Managers and any of their respective affiliates, directors, partners, trustees, managers, members, officers and employees, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Fund.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto

As a major participant in global financial markets providing a wide range of financial services, Goldman Sachs provides various services or has business dealings, arrangements or agreements with Underlying Managers and affiliates and portfolio companies of Underlying Managers. The Investment Adviser will face potential conflicts in making investment decisions with respect to investments with Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships (including whether the Funds should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers). For example, it is expected that Goldman Sachs will provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and, in such cases, Goldman Sachs will receive compensation, which may be in various forms, and may receive other benefits from the Underlying Managers to which the Funds allocate assets. In certain cases, Goldman Sachs and/or Accounts have interests in such Underlying Managers or their businesses (including equity, profits or other interests). Payments to Goldman Sachs (either directly from such Underlying Managers (or underlying funds they manage or advise) or in the form of fees or allocations payable by Accounts) will generally increase as the amount of assets that such Underlying Managers manage increases. Therefore, investment by Accounts with such Underlying Managers (or underlying funds they manage or advise) where Goldman Sachs or Accounts have a fee and/or profit sharing arrangement or other interest in the equity or profits of such Underlying Managers generally results in additional revenues to Goldman Sachs and its personnel. The relationship that Goldman Sachs and Accounts have with such Underlying Managers (or their portfolio companies or affiliates) generally also results in the Investment Adviser being incentivized to increase Accounts’ investments with such Underlying Managers or to retain their investments with such Underlying Managers (or underlying funds they manage or advise). In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in the Fund’s Prospectus.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest and Accounts advised by Underlying Managers) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds and other funds or accounts managed by the Underlying Managers. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where Underlying Managers place limitation on the allocation of investment opportunities.

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion.

Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Funds) in accordance with such analysis and models. In the event Goldman Sachs elects not to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, which may be disadvantageous to the Funds.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). Differences in valuation may also exist because different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments may adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and such Accounts may engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, a Fund may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Fund holds or may be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. In addition, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account, which creates an incentive to negotiate a higher purchase price for those assets in a transaction where the Fund is a purchaser. To address these potential conflicts the Investment Adviser implements in such situations policies and procedures to ensure that any transaction is consistent with the Investment Adviser’s fiduciary obligations.

Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, Goldman Sachs may implement an investment decision or strategy that results in a purchase (or sale) of a security for one Fund that may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

The various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or refraining from action) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) may determine to rely on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations may eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs may sponsor, manage, advise or provide services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. Goldman Sachs may also advise such a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, may require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser may be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities generally that may be available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Funds. There may be circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Funds may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law a Fund may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions may adversely affect the Funds (e.g., if a large position in a security is liquidated, among the other potential adverse consequences, the value of such security may decline rapidly and the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price or at all). Furthermore, actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Please see “—The Sale of Fund Shares and the Allocation of Investment Opportunities—Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto” above. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

When a Fund allocates assets to Underlying Managers, the Underlying Managers or the Fund’s custodian generally are responsible for taking all action with respect to the securities held by the Underlying Managers on behalf of the Fund, and the Investment Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Fund, the Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In the event the Investment Adviser declines access to, or otherwise does not receive, material non-public information regarding an issuer, the Investment Adviser may base investment decisions with respect to securities of such issuer solely on public information, thereby limiting the amount of information available to the Investment Adviser in connection with such investment decisions.

Different areas of Goldman Sachs may come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account may be prohibited, including by internal policies, from trading such security or redeeming from such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account may not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser may be restricted. In such circumstances, the Investment Adviser will sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement). As a result, such Accounts may be required to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Funds may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by the Investment Adviser of its compliance program in respect thereof, may restrict or limit the Funds’ investment activities.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). Certain Underlying Managers may not use soft dollars as a matter of policy. There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

Conflicts Associated with Underlying Managers

The Underlying Managers have interests and relationships that create conflicts of interest related to their management of the assets of the Funds allocated to such Underlying Managers. Such conflicts of interest are in many cases similar to, different from or supplement those conflicts described herein relating to the Investment Adviser. For example, because the Investment Adviser primarily acts as a manager of advisers in respect of the Funds while the Underlying Managers engage in direct trading strategies for the assets allocated to them, the Underlying Managers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser unless the Investment Adviser is acting as an Underlying Manager, or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the Underlying Managers’ trading and investment practices, including their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Underlying Managers is set forth in each Underlying Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s and each Underlying Manager’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

An Underlying Manager may manage or advise multiple accounts (the “Underlying Manager’s Accounts”) that have investment objectives that are the same or similar to those of the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where an Underlying Manager limits the number of clients whose assets it manages.

An Underlying Manager does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Underlying Manager’s Accounts for which the Underlying Manager receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund. The simultaneous management of Underlying Manager’s Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as an Underlying Manager has an incentive to favor Underlying Manager’s Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, an Underlying Manager will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

In certain circumstances, an Underlying Manager may allocate certain limited investment opportunities among the Underlying Manager’s Accounts on a pro rata basis (as determined by the Underlying Manager), but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Underlying Manager’s Accounts are made by reference to one or more factors. Factors may include: the Underlying Manager’s Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Underlying Manager’s Accounts or affecting holdings across Underlying Manager’s Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Underlying Manager’s Accounts; limits on the Underlying Manager’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Underlying Manager’s Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. Investments by such Underlying Manager’s Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Underlying Manager’s Accounts may have specific policies or guidelines with respect to the Underlying Manager’s Accounts or other persons receiving the opportunity to invest alongside such Underlying Manager’s Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Underlying Manager’s Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases an Underlying Manager may make investment recommendations to the Underlying Manager’s Accounts that make investment decisions independently of the Underlying Manager. In circumstances in which there is limited availability of an investment opportunity, if such Underlying Manager’s Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced.

An Underlying Manager, from time to time, develops and implements new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Underlying Manager’s Accounts or employed pro rata among the Underlying Manager’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Underlying Manager’s Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account of the Underlying Manager may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Underlying Manager’s Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT”) of the Underlying Manager’s Form ADV.

During periods of unusual market conditions, an Underlying Manager may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Underlying Manager’s Accounts that are typically managed on a side-by-side basis with levered and/or long-short Underlying Manager’s Accounts.

An Underlying Manager and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. An Underlying Manager in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments.

As a result of the various considerations above, there will be cases in which certain Underlying Manager’s Accounts (including Underlying Manager’s Accounts in which the Underlying Manager and personnel of the Underlying Manager have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Underlying Manager’s Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Underlying Manager’s Accounts that employ strategies the same or similar to those of the Funds.

Multiple Underlying Manager’s Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). An Underlying Manager may allocate investment-related and other expenses on a pro rata or different basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Underlying Managers are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Underlying Managers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Underlying Managers will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Managers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Underlying Managers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Underlying Managers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Underlying Managers in the performance of their decision-making responsibilities.

Such services are used by the Underlying Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Underlying Managers in providing management services for the Trust. The Underlying Managers may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Underlying Managers may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Underlying Managers. The Underlying Managers exclude from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Underlying Managers do business. Participating in commission sharing and client commission arrangements may enable the Underlying Managers to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Underlying Managers believe such research services are useful in their investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Underlying Managers might not be provided access to absent such arrangements.

On occasions when the Underlying Managers deem the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Underlying Managers act as investment adviser or sub-investment adviser), the Underlying Managers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by each Underlying Manager in the manner considered to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

Subject to the above considerations, the Investment Adviser and Underlying Managers may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, the Fund paid brokerage commissions as follows:

Fiscal Year Ended October 31, 2019	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs(1)			Total Amount of Transactions on which Commissions Paid			Amount of Transactions Effected through Brokers Providing Research(2)	Total Brokerage Commissions Paid for Research(2)
Multi-Manager Alternatives Fund	$493,428	$23,011	(5%	)	$699,669,028	(4%	)	$388,251,817	$186,833

Fiscal Year Ended October 31, 2018	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs(1)			Total Amount of Transactions on which Commissions Paid			Amount of Transactions Effected through Brokers Providing Research(2)	Total Brokerage Commissions Paid for Research(2)
Multi-Manager Alternatives Fund	$777,289	$29	(0%	)(3)	$722,604,524	(0%	)(4)	$482,029,445	$188,864

Fiscal Year Ended October 31, 2017	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs(1)			Total Amount of Transactions on which Commissions Paid			Amount of Transactions Effected through Brokers Providing Research(2)	Total Brokerage Commissions Paid for Research(2)
Multi-Manager Alternatives Fund	$339,843	$4,626	(1%	)(3)	$446,187,348	(1%	)(4)	$319,636,442	$208,997

[1]	The figures in the table report brokerage commissions from portfolio transactions, including future transactions.
[2]

The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser and certain Underlying Managers but may not reflect the full commission amounts paid to brokers that provide research to all Underlying Managers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

[3]	Percentage of total commissions paid to Goldman Sachs.
[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

During the fiscal year ended October 31, 2019, the Trust’s regular “broker-dealers”, as defined in Rule 10b-1 under the Act, were Bank of America Securities, Inc., Credit Suisse First Boston Corp., J.P. Morgan Securities (Asia Pacific) Limited, JPMorgan Chase Bank, N.A., Jefferies International Ltd., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley & Co., Inc., RBC Europe Limited, Sanford C. Bernstein Ltd. and UBS Securities LLC.

As of October 31, 2019, the Fund held no securities of its regular broker-dealers, as defined in Rule 10b-1 under the Act, or the parent entities of such broker-dealers.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the NAV per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures established by the Trustees. Portfolio securities of the Fund for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations (fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible); (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund or series except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions (including any material breaches by an Underlying Manager of which it becomes aware) and any material errors in the calculation of the NAV of the Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to the Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither the Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

As discussed in more detail under “NET ASSET VALUE,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs Trust II, a Delaware statutory trust formed on August 28, 2012.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of February 28, 2020, the Trustees have authorized the issuance of seven classes of shares of the Fund: Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares. Additional series and classes may be added in the future.

Each Class A Share, Class C Share, Institutional Share, Investor Share, Class R Share, Class R6 Share and Class P Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plans (the “Plans”) are borne exclusively by Class A, Class C or Class R Shares, and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed more fully in the Fund’s Prospectuses.

Class A Shares are sold with a maximum initial sales charge of 5.50%, through brokers and dealers who are members of the FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.

Class C Shares of the Fund are sold subject to a CDSC of up to 1.00% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution’s customers.

Investor and Class R Shares are sold at NAV without a sales charge. Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k) plans, 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with the Distributor to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through a plan level or omnibus account.

Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with the Transfer Agent, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted: (i) investors who purchase Class R6 Shares through an Eligible Fee-Based Program; (ii) Employee Benefit Plans; (iii) registered investment companies or bank collective trusts investing directly with the Transfer Agent; (iv) institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities investing at least $5,000,000 directly with the Transfer Agent; and (v) other investors at the discretion of the Trust’s officers. Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates, and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

Class P Shares are sold at NAV without a sales charge. Class P Shares of the Fund are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of The Ayco Company, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.

Participants in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Investor, Class R and Class R6 Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R Shares.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class C, Institutional, Investor, Class R, Class R6, or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Fund’s Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectuses. The discussions below and in the Prospectuses are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on February 28, 2020, which are subject to change. Future changes in tax laws may adversely impact the Fund and its shareholders.

Fund Taxation

The Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a RIC under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other RICs), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other non-qualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the MMA Subsidiaries. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes.

The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

In reliance on an opinion of counsel (“Tax Opinion”), the Fund may gain exposure to the commodity markets through investments in the MMA Subsidiaries. As a condition to receiving the Tax Opinion, the Fund already seeks to satisfy the Subpart F Distribution Rule.

The tax treatment of the Fund’s investments in the MMA Subsidiaries could affect whether income derived from such investment is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as an MMA Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the MMA Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the MMA Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the MMA Subsidiaries’ activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the MMA Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as an MMA Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the MMA Subsidiaries will derive income subject to such withholding tax. Each MMA Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of each MMA Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the MMA Subsidiaries’ “subpart F income,” whether or not such income is distributed by the MMA Subsidiaries. It is expected that all of the MMA Subsidiaries’ income will be “subpart F income.” The Fund’s recognition of the MMA Subsidiaries’ “subpart F income” will increase the Fund’s tax basis in the MMA Subsidiaries. Distributions by the MMA Subsidiaries to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the MMA Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the MMA Subsidiaries’ underlying income. If a net loss is realized by an MMA Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the MMA Subsidiaries in future periods.

The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a RIC, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, the Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of October 31, 2019, the Fund had the following amount of capital loss carryforwards:

Fund	Amount	Expiration
Multi-Manager Alternatives Fund	$(57,221,512)	Perpetual Short-term
Multi-Manager Alternatives Fund	$(3,605,611)	Perpetual Long-term

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. The application of certain requirements for qualification as a RIC and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, the Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a RIC and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from the Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a RIC may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has recently issued proposed regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.

Taxable U.S. Shareholders - Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

The Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 24% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. The Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Fund’s 2019 Annual Report are hereby incorporated by reference. The financial statements of the Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the 2019 Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Fund’s Prospectuses.

PROXY VOTING

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. For a summary of the Investment Adviser’s Proxy Voting guidelines, please see Appendix C.

The Board has delegated the responsibility to vote proxies to each Underlying Manager for the Fund’s portfolio securities allocated to such Underlying Manager in accordance with their respective proxy voting policies and procedures. For the proxy voting policy of each Underlying Manager, please see Appendix D.

Each Underlying Manager has implemented written Proxy Voting Policies and Procedures (each a “Proxy Voting Policy” and together the “Proxy Voting Policies”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Underlying Manager also describes how the Underlying Manager addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. RICA does not typically invest in voting securities on behalf of the Fund. Therefore, it is not expected that RICA would be in a position to vote proxies, nor will RICA vote proxies in the event it invests in voting securities on behalf of the Fund.

Subject to the oversight of the Investment Adviser, each Underlying Manager (or a designated proxy committee at the Underlying Manager) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Fund’s website at
www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxyvoting.html without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Advisor, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Fund from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Fund through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The Intermediary may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

For the year ended December 31, 2019, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 179 Intermediaries, totaling approximately $188.83 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Trust II. During the year ended December 31, 2019, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2019 are not reflected. Additional Intermediaries may receive payments in 2020 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker-Dealer, Inc.
ADP LLC
ADP, Inc.
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalgamated Bank of Chicago
American Enterprise Investment Services, Inc. (AEIS)
American General Life Insurance Company
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ascensus, LLC.
Associated Trust Company, N.A.
AXA Equitable Holdings LLC
Banc of America Securities LLC
BancorpSouth
Bank of New York
Bankers Trust Company
BB&T Capital Markets
BMO Harris Bank N.A.
BMO Nesbitt Burns
BNY Mellon National Association
BOSC, Inc.
Branch Banking and Trust Company
Brighthouse Life Insurance Company
Brown Brothers Harriman & Co.
C.M. Life Insurance Company
California Department of Human Resources
Cetera Financial Group
Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.
Citi Custody
Citibank N.A.
Citigroup Global Markets, Inc.
CME Shareholder Servicing LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commerce Bank, N.A.
Commerce Trust Co.
Commonwealth Annuity and Life Insurance Company
Commonwealth Equity Services, Inc. dba Commonwealth Financial Network
Companion Life Insurance Company
Compass Bank
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Credit Suisse Securities (USA) LLC
Dain Rauscher Inc.
Deutsche Bank Trust Company Americas
Diversified Investment Advisors
Drexel Hamilton, LLC
Dubuque Bank & Trust
Edward D. Jones & Co., L.P.
Farmers New World Life Insurance Company
Federal Deposit Insurance Corporation
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Bank
Fifth Third Securities Inc.
First Hawaiian Bank
First National Bank of Omaha
FIS Business Systems LLC
Forethought Life Insurance Company
Fulton Bank, N.A.
Fulton Financial Advisors, National Association
Genworth Life and Annuity Insurance Company
Genworth Life Insurance Company
Genworth Life Insurance Company of New York
GreatBanc Trust Co.
Great-West Life & Annuity Insurance Company

GWFS Equities, Inc.; GWFS Equities, Incorporated; GW Capital Management, LLC; Great-West Financial Retirement Plan Services, LLC; Great-West Life & Annuity Insurance Company; SunTrust Bank; Fifth Third Bank

Hartford Life Insurance Company
Hazeltree Fund Services, Inc.
Hewitt Associates LLC; Alight Solutions LLC
Horace Mann Life Insurance Company
HSBC Bank U.S.A., N.A.

Hunt, Dupree & Rhine
Huntington Investment Company

ICMA RC-Services, LLC; ICMA Retirement Corporation; Matrix Financial Solutions; MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC; Matrix Trust Company; McCready and Keene, Inc; Wilmington Trust Retirement and Institutional Services Company; MSCS Financial Services, LLC

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)
Investmart, Inc.
Jefferies LLC
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Jefferson Pilot Financial Insurance Company
John Hancock Trust Company
JPMorgan Chase Bank, N.A.
JPMorgan Securities, Inc
Key Bank N.A.
LaSalle Bank, N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
LPL Financial Corporation
LPL Financial LLC
M&I Brokerage Services, Inc.
M&I Data Services (division of The Marshall & Ilsley Corporation)
M&T Bank
M&T Securities, Inc.
Massachusetts Mutual Life Insurance Company; MassMutual Retirement Services, LLC; MML Distributors, LLC
Members Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Midland National Life Insurance Company
Minnesota Life Insurance Company
Morgan Stanley & Co. LLC
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services LLC
National Financial Services LLC
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Group, Inc.
Newport Retirement Services, Inc.
Ohio National Equities, Inc.
Oppenheimer & Co. Inc.
Pershing LLC
PNC Bank, N.A.
PNC Bank, National Organization
PNC Capital Markets LLC

PNC Investments LLC
Principal Life Insurance Company
Protective Life Insurance Company
PruCo Life Insurance Company
PruCo Life Insurance Company of New Jersey
Raymond James & Associates, Inc.
Raymond James Financial Services
RBC Capital Markets, LLC
Regions Bank
Reliance Trust Company
Reliance Trust Company; Daily Access Concepts
RiverSource Life Insurance Co. of New York
RiverSource Life Insurance Company
Robert W. Baird & Co. Incorporated
Scott & Stringfellow
Security Benefit Life Insurance Company
Security Distributors, Inc.
Signature Bank
State Street Bank and Trust Company
State Street Global Markets, LLC
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sungard Institutional Brokerage, Inc.
SunTrust Robinson Humphrey, Inc.
Synovus Securities
T. Rowe Price Retirement Plan Services, Inc.
TD Bank National Association
Teachers Insurance and Annuity Association of America
The Glenmede Trust Company N.A.
The Guardian Insurance & Annuity Company, Inc.
The Lincoln National Life Insurance Company
The Ohio National Life Insurance Company
The Prudential Insurance Company of America
The Prudential Insurance Company of America
The Travelers Insurance Company
The Travelers Life and Annuity Company
The United States Life Insurance Company in the City of New York
The Vanguard Group, Inc.
The Variable Annuity Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Life Insurance Company
Treasury Curve, LLC
Trustmark National Bank
U.S. Bank, N.A.
UBS Financial Services Inc.
Union Bank, N.A.

United of Omaha Life Insurance Company
VALIC Retirement Services Company
Voya Financial Partners, LLC
Voya Institutional Plan Services, LLC
Voya Retirement Advisors, LLC
Voya Retirement Insurance and Annuity Company
Wachovia Capital Markets, LLC
Wells Fargo Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC.
Wells Fargo Corporate Trust Services
Zions Bank
Zurich American Life Insurance Company

Your Authorized Dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectuses. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information

The Board of Trustees of the Trust, the Investment Adviser and the Underlying Managers have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither the Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Underlying Managers, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose the Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. The Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website or is otherwise publicly available.

Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Fund’s publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Fund will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel—Dechert LLP, the Fund’s tax service provider—Deloitte & Touche LLP, the Fund’s financial printer—Donnelley Financial Solutions Inc., the Fund’s proxy voting service—ISS, the Fund’s class action processing service provider—Financial Recovery Technologies, LLC, IEX Data Analytics LLC, a provider of trade execution analysis for certain broker-dealer trading partners, and the Underlying Managers, their respective affiliates, and any third party administrators or other service providers used by the Fund’s Underlying Managers. In addition, the Fund may provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow the Fund to be rated by it and the Fund may provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. Morgan Stanley Smith Barney LLC receives certain non-public portfolio holdings information on a monthly basis, 14 business days after month-end. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third-party providers of custodial services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with the Fund’s portfolio trading activities. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of July 29, 2020, the broker-dealers receiving this information were as follows: 280 Securities, Barclays Capital Inc., BB&T Capital Markets, Belle Haven Instruments, BofA Securities Inc. Futures, Brean Capital, LLC, Brownstone, Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Crews & Associates, Inc., DA Davidson & Co., Dougherty & Company, LLC, George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, JP Morgan Securities, Keybanc, Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow, Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Jaffray, PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James Financial Services Inc., RBC Capital Markets, R. Seelaus & Co., Inc., Hilltop Securities (a.k.a. Southwest Securities, Inc.), Stephens Inc., Stifel Nicolaus & Company, TD Securities, LLC, Tradeweb Markets, LLC, US Bancorp, Virtus Capital Markets LLC and Ziegler Capital. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.

The Fund currently intends to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each calendar quarter, subject to a 60 calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.

The Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about the Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:

•

Asset Allocation Information – The allocation of the Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.

•

Financial Characteristics Information – The financial characteristics of the Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).

In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Portfolio Characteristics Information (Except for Aggregate Liquidity Classification Information)

Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

Aggregate Liquidity Classification Information

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

In addition, the Fund described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Disclosure of Current NAV Per Share

The Fund’s current NAV per share is available through the Fund’s website at www.gsamfunds.com (except Class P Shares) or by contacting the Fund at 1-800-526-7384.

Miscellaneous

The Fund reserves the right to pay redemptions by making in-kind distributions of the Fund’s investments (instead of cash). The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

As of October 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility together with funds of the Trust, Goldman Sachs Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2019, the Fund did not have any borrowings under the facility.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.

In cases where the Fund or an Underlying Manager receives sufficient advance notice of a voluntary corporate action, an Underlying Manager will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or an Underlying Manager does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

DISTRIBUTION AND SERVICE PLANS

(Class A Shares, Class C Shares and Class R Shares Only)

As described in the applicable Prospectus, the Trust has adopted, on behalf of Class A, Class C and Class R Shares of the Fund, Distribution and Service Plans (collectively, the “Plans” and each individually, a “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the applicable Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing in either Class A, Class C or Class R Shares when investing in the Fund. In addition, distribution fees payable under the Plans may be used to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.

The Plans for the Fund’s Class A, Class C or Class R Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on August 6-7, 2019.

The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.50% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively, of the Fund.

Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of the Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans (and, as applicable, CDSC) on Class A, Class C and Class R Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Class A, Class C and Class R Shares.

Under each Plan, Goldman Sachs, as Distributor of the Fund’s Class A, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

The Plans will remain in effect until August 31, 2020 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to the Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C or Class R Shares, respectively, of the Fund’s affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan, and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Fund and its Class A, Class C and Class R shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs by the Fund for the fiscal year ended October 31, 2019, fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017 pursuant to the Class A Plan:

Fund	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Multi-Manager Alternatives Fund	$36,151	$66,571	$195,790

The following chart shows the distribution and service fees paid to Goldman Sachs by the Fund for the fiscal year ended October 31, 2019, fiscal year ended October 31, 2018 and fiscal year October 31, 2017 pursuant to the Class C Plan:

Fund	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Multi-Manager Alternatives Fund	$95,481	$200,172	$393,583

The following chart shows the distribution and service fees paid to Goldman Sachs by the Fund for the fiscal year ended October 31, 2019, fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017 pursuant to the Class R Plan:

Fund	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Multi-Manager Alternatives Fund	$132	$387	$602

During the fiscal year ended October 31, 2019, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of the Fund:

Multi-Manager Alternatives Fund	Compensation to Dealers(1)	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Fiscal Year Ended October 31, 2019	$28,956	$4,072	$1,886	$105	$263	$35,283

[1]

Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

During the fiscal year ended October 31, 2019, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of the Fund:

Multi-Manager Alternatives Fund	Compensation to Dealers(1)	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Fiscal Year Ended October 31, 2019	$99,752	$1,850	$1,023	$57	$143	$102,826

[1]

Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

During the fiscal year ended October 31, 2019, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each of the Fund:

Multi-Manager Alternatives Fund	Compensation to Dealers	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Fiscal Year Ended October 31, 2019	$0	$0	$1	$0	$0	$1

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS

(Class A Shares and Class C Shares Only)

The following information supplements the information in the applicable Prospectus under the captions “Shareholder Guide” and “Distributions.” Please see the applicable Prospectus for more complete information.

Maximum Sales Charges

Class A Shares of the Fund are sold with a maximum sales charge of 5.50%. Using the NAV per Share on October 31, 2019, the maximum offering price of the Fund’s Class A shares would be $11.09.

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the Fund’s applicable Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53% for Class A Shares) or somewhat lesser (e.g., 5.48% for Class A Shares) than that listed above or in the applicable Prospectus. Contact your financial advisor for further information.

Other Purchase Information/Sales Charge Waivers

The sales charge waivers of the Fund’s shares described in “Shareholder Guide-Common Questions Applicable to the Purchase of Class A Shares” in the applicable Prospectus are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

If shares of the Fund are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Fund and its Transfer Agent. Because the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.

Right of Accumulation (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of the Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A and/or Class C Shares of the Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Fund and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the applicable Prospectus.

Statement of Intention (Class A)

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of the Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix B to this SAI.

Cross-Reinvestment of Dividends and Distributions

Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of the Fund.

The Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

The Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. The Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Exchanges from Collective Investment Trusts to Goldman Sachs Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A or Class C Shares. The CDSC applicable to Class A or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the applicable Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2020, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of the Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of the Fund’s shares:

Multi-Manager Alternatives Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Acct. FBO Customers, Attn Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	22.01%

Class A	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FEBO Clients, PO Box 2226, Omaha, NE 68103-2226	20.89%

Class A	Morgan Stanley & Co., FEBO Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965	11.89%

Class A	UBS Financial Services Inc., Omnibus Account M/F, 1000 Harbor Blvd. Weehawken, NJ 07086-6761	10.96%

Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct FEBO Customers, 2801 Market St., St. Louis, MO 63103-2523	8.58%

Class A	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	7.50%

Class A	National Financial Services LLC, FEBO Customers, Attn Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.50%

Class C	Morgan Stanley & Co., FEBO Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965	33.49%*

Class C	Ameriprise Financial Services Inc., FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	16.04%

Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct FEBO Customers, 2801 Market St., St. Louis, MO 63103-2523	13.50%

Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	11.57%

Class C	UBS Financial Services Inc., Omnibus Account M/F, 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9.22%

Institutional	Morgan Stanley & Co., FEBO Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965	62.54%*

Institutional	National Financial Services LLC, FEBO Customers, Attn Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	16.33%

Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	46.84%*

Investor	Ameriprise Financial Services Inc., FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	34.93%*

Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	12.34%

Class R	Goldman Sachs Group Seed Accounts, ATTN: IMD-INDIA-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	99.99%*

Class R6	Goldman Sachs Group Seed Accounts, ATTN: IMD-INDIA-SAOS, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100%*

Class P	Goldman Sachs & Co, FBO Omnibus, C/O Mutual Fund Ops, 222 South Main Street, Salt Lake City, UT 84108-2199	99.8%*

*

Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

1-A

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

2-A

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

3-A

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

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“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

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DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

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APPENDIX B

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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APPENDIX C

GSAM PROXY VOTING GUIDELINES SUMMARY

Effective March 2020

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

1)	US proxy items:

1.	Operational Items	page 2-C
2.	Board of Directors	page 2-C
3.	Executive Compensation	page 4-C
4.	Director Nominees and Proxy Access	page 6-C
5.	Shareholder Rights and Defenses	page 7-C
6.	Mergers and Corporate Restructurings	page 8-C
7.	State of Incorporation	page 8-C
8.	Capital Structure	page 8-C
9.	Environmental, Social, Governance (ESG) Issues	page 9-C

2)	Non-U.S. proxy items:

1.	Operational Items	page 12-C
2.	Board of Directors	page 13-C
3.	Compensation	page 14-C
4.	Board Structure	page 15-C
5.	Capital Structure	page 15-C
6.	Mergers and Corporate Restructurings & Other	page 16-C
7.	Environmental, Social, Governance (ESG) Issues	page 17-C

3)	Japan proxy items:

1.	Operational Items	page 18-C
2.	Board of Directors	page 18-C
3.	Compensation	page 20-C
4.	Board Structure	page 21-C
5.	Capital Structure	page 21-C
6.	Mergers and Corporate Restructurings & Other	page 22-C
7.	Environmental, Social, Governance (ESG) Issues	page 23-C

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A. U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from the Nominating Committee if:

•	The board does not have at least one woman director

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Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

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•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

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•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

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Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

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GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

In the case of operating and holding companies, vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

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Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

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9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

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•	Calling for the reduction of Greenhouse Gas (“GHG”) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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B. Non-U.S. Proxy Items1

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. and Japan public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

[1]	Excludes Japan public equity investments, please see Section C.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards. Vote AGAINST the Nominating Committee if the board does not have at least one woman director.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•

Any director who is also an employee or executive of a significant shareholder of the company; Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances); Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

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Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

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Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 9-C for our current approach to these important topics.

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C. Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%; or

•	The company proposes the payments even though the company posted a net loss for the year under review;

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director and Statutory Auditor Elections

Vote FOR management nominees taking into consideration the following:

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

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•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors who sit on more than four public operating and/or holding company boards or are CEOs of public companies who sit on the boards of more than one public companies besides their own

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST the Nominating Committee if the board does not have at least one woman director.

Vote AGAINST top executives when the board consists of more than 15 directors and less than 15% of outside directors.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Internal Director

•	Employee or executive of the company;

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•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Internal Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	Any director who works or worked at companies whose shares are held by the company in question as cross-shareholdings;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

External NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

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Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

22-C

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 9-C for our current approach to these important topics.

23-C

APPENDIX D

UNDERLYING MANAGERS PROXY VOTING GUIDELINES SUMMARIES

1-D

ALGERT GLOBAL LLC

Proxy Voting Policy

Algert Global LLC (“Algert” or the “Firm”), as a fiduciary to its Clients, must act to maximize the value of the accounts it manages. Under its fiduciary duties of care and loyalty, the Firm must monitor corporate actions and act reasonably to vote proxies in the best interests of its Clients.

Rule 206(4)-6 under the Advisers Act requires that an adviser that exercises voting authority over client securities:

•	adopt and implement written proxy voting procedures reasonably designed to ensure that its voting is in the best interests of clients,

•	address in such policies and procedures how the adviser will manage any conflicts of interest that might otherwise affect its proxy voting decisions,

•	provide a summary of such procedures to clients, and

•	offer to provide the full procedures upon request and inform clients how they can obtain information about how their securities were voted.

The Firm exercises proxy voting authority on behalf of Clients. It is the Firm’s policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

The Firm, as a matter of policy and as a fiduciary to Clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The Firm has contracted with a 3rd party, Glass, Lewis & Co. (“Glass Lewis”) to track and advise on proxy voting issues. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies (through Glass Lewis on behalf of Algert) and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

To the extent that Algert votes proxies on behalf of a Sub-Advisory Account, Algert will provide any necessary information the Sub-Advisory Account’s adviser to facilitate its filing of the Form N-PX.

A. Business Operations

The Firm generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that the Firm believes will not typically have a significant negative effect on the value of the investment. Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Such proposals include, but are not limited to:

•	Name changes

•	Election of directors

•	Ratification of auditors

•	Maintaining current levels of directors’ indemnification and liability

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest

•	Employee stock purchase or ownership plans

B. Change in Status

Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	Mergers, acquisitions, restructurings

•	Reincorporations

•	Changes in capitalization

2-D

C. Shareholder Democracy

The Firm generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

Increased indemnification protections for directors or officers

Certain supermajority requirements

Unequal voting rights

Classified boards

Cumulative voting

Authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest

Changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders

The Firm generally supports proposals that maintain or expand shareholder democracy such as:

Annual elections

Independent directors

Confidential voting

Proposals that require shareholder approval for:

•	Adoption or retention of “poison pills” or golden parachutes

•	Elimination of cumulative voting or preemptive rights

•	Reclassification of company boards

The Firm believes reasonable compensation is appropriate for directors, executives and employees of publicly traded companies. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors the Firm considers when reviewing a compensation proposal is whether it potentially dilutes the value of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

D. Conflicts of Interest

The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm seeks to avoid possible conflicts of interest in connection with proxy voting.

E. ERISA Considerations

ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

F. Class Actions

The Firm shall determine appropriate participation in any class action. Algert may utilize an outside service provider to monitor class actions.

3-D

G. Firm Policies and Procedures

1.

Receipt of Proxy Materials. The Firm receives proxy materials primarily from Client custodians via e-mail and through the mail with respect to any securities held in Client accounts. Upon receipt of such materials, the Chief Compliance Officer checks Client contracts to confirm that proxy voting authority has been assigned by the Clients that hold the securities. The Chief Compliance Officer then checks the Firm’s records to determine that proxies have been received for all accounts holding the security and whether the Firm still has a position in the security. If the Firm has sold its position between the record date and the meeting date for a particular security, the Firm refrains from voting the securities. If the proxies are to be voted, the Chief Compliance Officer establishes a file and obtains a proxy analysis report from a proxy advisory service. In cases where a Client has contracted with a third party to vote proxies, the Chief Compliance Officer forwards the proxy to that party.

2.

Voting Decisions. For each vote, the Chief Compliance Officer discusses the issues or initiatives with the portfolio manager responsible for the security. The Firm generally votes in accordance with the proxy voting policy described above. Once a determination has been made regarding how the Firm will vote, the Chief Compliance Officer casts the Firm’s vote electronically. If there is a decision to vote not in accordance with the stated proxy policy, the Chief Compliance Officer is responsible for documenting the decision making process and the reason for the variance from the policy.

3.

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

4.

Conflicts of Interest. The Chief Compliance Officer will review all potential conflicts of interests and determine whether such potential conflict is material. Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) inform Clients of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Chief Compliance Officer will document the steps taken to evidence that the proxy vote was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

5.

Disclosure of Policies and Procedures. The Chief Compliance Officer will provide a summary of these policies and procedures in its Firm brochure to be furnished to Clients. The Chief Compliance Officer will further provide a copy of these policies and procedures to any Client upon request and will inform Clients in the Firm brochure about how Clients can obtain further proxy voting information about their own proxies.

6.	Client Requests for Votes. If a Client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager will advise the Client that it cannot accommodate the request.

7.

Client Requests for Voting Record. Clients may request information concerning how proxies were voted on Client securities. The portfolio manager will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client securities were voted on particular issues.

4-D

ARES CAPITAL MANAGEMENT II, LLC

Proxy Voting

Rule 206(4)-6 under the Advisers Act prohibits a registered investment adviser from exercising voting authority with respect to client voting securities unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

In addition, the adviser must describe its proxy voting procedures to its clients and provide copies upon request, and must disclose to its clients how they may obtain information on how the adviser voted their proxies.

Rule 204-2 of the Advisers Act requires a registered investment adviser to retain certain records in connection with the proxy voting procedures adopted by Ares.

Ares focuses primarily on fixed income securities and bank debt, but clients may also acquire voting securities. In instances where a client owns equity securities in which it has the right to vote via shareholder proxy (each a “Voting Security”), Ares generally retains proxy voting authority with respect to these Voting Securities. Ares recognizes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Accordingly, Ares has adopted the following Proxy Voting Policies and Procedures for the purpose of complying and implementing compliance with Rules 206(4)-6 and 204-2.

Proxy Voting Policies

Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client (the “Client Securities”), Ares will exercise all voting rights delegated to us by the Client with respect to Client Securities, except as provided in this Manual.

In determining how to vote, investment professionals of Ares will consult with each other, taking into account the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:

•	Ares’ agreement with the Client requires it to vote proxies in a certain way

•	Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote

•	the subject matter of the vote is not covered by the Guidelines

•	a material conflict of interest is present

•	Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client

In the absence of Guidelines with respect to a particular matter, Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. Ares will follow the procedure with respect to conflicts of interests described below.

Proxy Voting Procedures

Voting Client Proxies

Subject to the Proxy Voting Policies stated above, Ares will generally use the following guidelines in reviewing proxy issues:

•

Elections of Directors In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when any of the following are true:

•	Ares believes a direct conflict of interest exists between the interests of a director and the stockholders

5-D

•	Ares concludes that the actions of a director are unlawful, unethical, or negligent

•	Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management

•	Ares believes that, with respect to directors of non-US issuers, there is insufficient information about the nominees disclosed in the proxy statement

•	Appointment of Auditors As Ares believes that an Issuer remains in the best position to choose its independent auditors, Ares will generally support management’s recommendation in this regard.

•

Changes in Capital Structure Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with the management on such proposals. However, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

•

Corporate Restructurings; Mergers and Acquisitions As Ares believes that proxy votes dealing with corporate reorganizations are an extension of the investment decision, Ares will analyze such proposals on a case-by-case basis and vote in accordance with its perception of each Client’s interests.

•

Proposals Affecting Shareholder Rights Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the client’s investment in the Issuer.

•	Corporate Governance As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.

•	Anti-Takeover Measures Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

•	Stock Splits Ares will generally vote with management on stock split matters.

•	Limited Liability of Directors Ares will generally vote with management on matters that could adversely affect the limited liability of directors.

•

Social and Corporate Responsibility Ares will review proposals related to social, political, and environmental issues to determine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

•

Executive and Directors Compensation Ares will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. We will generally vote against any proposed plans that may result in excessive transfer of shareholder value, that permit the repricing of underwater options, or that include an option exercise price that is below the market price on the day of the grant. We will generally vote for proposals requiring top executive and director compensation for “golden parachutes” to be submitted for shareholder approval.

Disclosure

Ares will inform each Client of the proxy voting policies and procedures described here. Ares will inform each client of any changes in Ares’ proxy voting policies and procedures, and upon request Ares will promptly provide to a Client a copy of Ares’ proxy voting policies and procedures as then in effect. A description of the proxy voting policies and procedures and the availability of a copy to a Client upon request are set forth in Ares’ Form ADV Part 2A.

6-D

Conflicts of Interest

If a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client (which direction will be sought from the independent directors of ARCC where it is the affected Client) or, in extreme cases, by abstaining from voting. In any event, Ares will not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in analyzing votes.

Some examples of potential conflicts of interest include:

•	Ares provides investment advice to an officer or director of an issuer and Ares receives a proxy solicitation from that issuer, or a competitor of that issuer

•	an issuer or some other third party offers Ares or an Associate compensation in exchange for voting a proxy in a particular way

•	an Associate or a member of an Associate’s household has a personal or business relationship with an issuer

•	an Associate has a beneficial interest contrary to the position held by Ares on behalf of its clients

•	Ares holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios

•	any other circumstance where Ares’ duty to service its Clients’ interest could be compromised

Recordkeeping

An officer of Ares will retain the following records pertaining to these proxy voting policies and procedures in accordance with Rule 204-2 under the Advisers Act:

•	proxy voting policies and procedures

•	all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)

•	records of votes cast

•	records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client

•	any specific documents prepared or received in connection with a decision on a proxy vote

•	If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request.

7-D

ARTISAN PARTNERS LIMITED PARTNERSHIP

Proxy Voting Policy

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

•

Client Policy— If Artisan Partners has agreed to vote in accordance a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

•

No Client Policy— If Artisan Partners has not agreed to vote in accordance with a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

•	Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:

8-D

•

No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•

Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. In addition, in some non-U.S. jurisdictions issuers may require documentation that is difficult to obtain or produce as a condition of voting. Therefore, in some cases, those shares will not be voted.

•

Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee is responsible for:

•	Overseeing the proxy voting process

•	Reviewing this Proxy Voting Policy at least annually and developing the Guidelines

•	Granting authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting

•

With respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, making determinations as to the votes to be cast.

•	Reviewing any voting discrepancies or operational issues identified through the Proxy Administrator’s reconciliation process

The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

•

Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

•	Receipt and Recording of Proxy Information—The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

9-D

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

•

Notification of Custodian and ISS—For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

10-D

•

ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

•

Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

•

Voting Analysis—ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.

•	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

•	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•	For all other votes (identified as discretionary issues in the Guidelines):

•

the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

•

The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

11-D

•

In the absence of a conflict of interest, the Committee member will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•

If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

•	For votes of particular interest to an investment team:

•

from time to time, the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) or a member of the Proxy Voting Committee shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy. Any voting discrepancies or operational issues identified through this reconciliation are recorded and reviewed by the Proxy Voting Committee at its next meeting.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

•

Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by

12-D

applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

•

Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

•	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

•

For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

•

Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

•	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

•	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

•	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

•	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

•

Records—Retention—All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations
Date of Last Revision:	30 August 2019
Applicable to:	Artisan Partners Limited Partnership
Artisan Partners UK LLP

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Appendix A

Proxy Voting Guidelines

I. BACKGROUND	4-A

II. GENERAL GUIDELINES	4-A
A. Reliance on Information Provided by and Due Diligence of ISS	4-A
B. Non-U.S. Securities	4-A
C. Securities Lending	4-A
D. Securities Not Acquired by Artisan Partners	4-A
E. Consideration of Relevant Factors	5-A

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS	5-A
A. Operational Items	5-A
1. Adjourn Meeting	5-A
2. Amend Quorum Requirements	5-A
3. Minor Amendment to Charter or Bylaws	5-A
4. Change Company Name	5-A
5. Change in Principal Place of Business or Registered Office	5-A
6. Change Date, Time or Location of Annual Meeting	5-A
7. Electronic Meetings of Shareholders	5-A
8. Ratify Auditors	5-A
9. Authorize Board to Fix Remuneration of Auditors	5-A
10. Confidential Voting	6-A
11. Submission of Financial Statements and Statutory Reports	6-A
12. Dividend Distributions and Profit Distribution/Allocation Plans	6-A
13. Transact Other Business or Grant a Blank Proxy	6-A
14. Electronic Communications to Shareholders	6-A
15. Re-Registration of Shares	6-A
16. Routine Items of Foreign Issuers	6-A
17. Appoint Special Appraiser	7-A
B. Board of Directors	7-A
1. Director Nominees in Uncontested Elections	7-A
2. Age Limits	8-A
3. Service on Other Boards	8-A
4. Board Size	8-A
5. Classification/Declassification of the Board	8-A
6. Cumulative Voting	8-A
7. Indemnification and Liability Protection	8-A
8. Filling Vacancies	9-A
9. Director Resignations	9-A
10. Removal of Directors	9-A
11. Term Limits	9-A
12. Majority Vote Requirements	9-A
C. Mergers and Corporate Restructuring	9-A
1. Appraisal Right	9-A
2. Conversion of Securities and Corporate Reorganizations	9-A
D. Antitakeover Defenses and Voting Related Issues	9-A
1. Amend Bylaws without Shareholder Consent	9-A
2. Control Share Acquisition Provisions	9-A
3. Fair Price Provisions	9-A
4. Greenmail	9-A
5. Issue Stock for Use with Rights Plan	9-A
6. Stakeholder Provisions	9-A
7. Supermajority Vote Requirements	9-A
8. Control Share Cash-Out Provisions	9-A
9. Disgorgement Provisions	9-A
10. Freeze-Out Provisions	10-A

E. Capital Structure	10-A
1. Adjustments to Par Value of Common Stock	10-A
2. Common Stock Authorization	10-A
3. Preferred Stock Authorization	10-A
4. Dual Class Stock	10-A
5. General Issuances of Equity, Equity-Linked or Other Securities	11-A
6. Share Repurchase Programs	11-A
7. Reissuance of Repurchased Shares	11-A
8. Cancellation of Repurchased Shares	11-A
9. Stock Distributions: Splits and Dividends	11-A
10. Reverse Stock Splits	11-A
11. Stock Splits	11-A
F. Executive and Director Compensation	11-A
1. Stock Plans in Lieu of Cash	11-A
2. Director Retirement Plans	11-A
3. Incentive Bonus Plans and Tax Deductibility Proposals	11-A
4. Advisory Vote on Say On Pay Frequency	11-A
5. Executive Death Benefits (Golden Coffins)	11-A
G. Bundled Proposals (Routine Items Only)	12-A

IV. DISCRETIONARY ISSUES	12-A
A. Shareholder Proposals	12-A
B. Environmental & Social Proposals	12-A
C. Board of Directors	12-A
1. Majority of Independent Directors	12-A
2. Majority of Independent Committee Members	12-A
3. Cumulative Voting	12-A
4. Indemnification and Liability Protection	12-A
5. Establish/Amend Nominee Qualifications	12-A
6. Proxy access rights	12-A
D. Proxy Contests	13-A
1. Director Nominees in Contested Elections	13-A
2. Non-Director Voting Items	14-A
3. Reimbursing Proxy Solicitation Expenses	14-A
E. Mergers and Corporate Restructuring	14-A
1. Mergers and Acquisitions, Asset Purchases and Asset Sales	14-A
2. Conversion of Securities and Corporate Reorganizations	14-A
3. Formation of Holding Company	15-A
4. Going Private & Going Dark Transactions (LBOs and Minority Squeezeouts)	15-A
5. Issuance of Warrants/Convertibles/Debentures	15-A
6. Joint Ventures	15-A
7. Liquidations	16-A
8. Private Placements	16-A
9. Prepackaged Bankruptcy Plans	16-A
10. Recapitalizations	16-A
11. Spinoffs	17-A
12. Exclusive Venue	17-A
13. Related-party transactions	17-A
F. Antitakeover Defenses	18-A
1. Fair Price Provisions	18-A
2. Greenmail	18-A
3. Poison Pills (Shareholder Rights Plans)	18-A
4. Shareholders’ Ability to Call Special Meetings	18-A
G. State or Country of Incorporation	18-A
1. State Takeover Statutes	18-A
2. Reincorporation Proposals	18-A

H. Capital Structure	19-A
1. Common Stock Authorization	19-A
2. Preferred Stock	19-A
3. Reverse Stock Splits	19-A
4. Tracking Stock	19-A
I. Executive and Director Compensation	19-A
1. Bundled Compensation	19-A
2. Compensation Plans (Management “Say on Pay”)	19-A
3. Remuneration Report	19-A
4. Stock Plans in Lieu of Cash	19-A
5. Management Proposals Seeking Approval to Reprice Options	20-A
6. Employee Stock Purchase Plans	20-A
7. Incentive Bonus Plans and Tax Deductibility Proposals	20-A
8. Golden and Tin Parachutes	20-A
9. Bonus Banking/Bonus Banking “Plus”	20-A
10. Shareholder Ratification of Director Pay Programs	21-A
11. Equity Plans for Non-Employee Directors	21-A
J. Bundled Proposals	21-A

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.

Reliance on Information Provided by and Due Diligence of ISS—Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.

Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.

Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.

Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

4-A

E.

Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A.	Operational Items

1.

Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.

Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.

Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name—Vote FOR proposals to change the corporate name.

5.

Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.

Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.

Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:

•

An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.

Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

5-A

10.	Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.

Dividend Distributions and Profit Distribution/Allocation Plans—Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.

Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.

Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares—Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (AGM);

•	designation of an independent proxy;

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

6-A

•

discharge of responsibility of the management, supervisory board or the auditor for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•

adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B.	Board of Directors

1.

Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD or submitted AGAINST nominees who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•

Attended less than 75% of the board and committee meetings without a valid reason for the absences, if reported. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•

In the case of chronic poor attendance without justification, in addition to voting against the director nominee, generally vote against or withhold from members of the nominating or governance committees or the full board.

•	Voted to implement or renew a dead-hand or slow-hand poison pill;

7-A

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•

With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•

In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits—Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.

Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.

Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.

Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.

Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Sustainable Emerging Markets, Global Equity, U.S. Value; FOR – International Value, Global Value; and CASE-BY-CASE – U.S. Growth, Thematic, Developing World. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection—Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8-A

8.

Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.

Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits—Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.

Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.

Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.

Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail— Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.

Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.

Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

9-A

10.

Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.

Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.

Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.

Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

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5.

General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles)—Generally vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set with consideration to local market practices. If such details are not disclosed or are not met, the item shall be voted on a CASE-BY-CASE basis. Proposal types that are commonly voted based on these criteria include, but are not limited to, non-executive employee stock purchase plans, restricted share issuances, and private placements not related to mergers or corporate restructuring.

6.

Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.

Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.

Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10.	Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11.	Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.

3.

Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.

Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, International Value, Global Value, Global Equity, U. S. Growth, Thematic, Developing World; Two Years – Sustainable Emerging Markets.

5.

Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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G.

Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.

Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Environmental and Social Issues – Votes on environmental and social issues are voted on a CASE-BY-CASE basis considering, as applicable:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

C.	Board of Directors

1.	Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.

Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.

Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.

Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6.	Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

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D.	Proxy Contests

1.

Director Nominees in Contested Elections— Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

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If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.

Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.

Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

E.	Mergers and Corporate Restructuring

1.

Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

2.

Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

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3.	Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.

Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

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7.	Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements—Votes on proposals regarding private placements related to mergers or corporate restructuring should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.

Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

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•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

12.	Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	The company’s stated rationale for adopting such a provision;

•

Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13.	Related-party transactions—Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

•	The parties on either side of the transaction

•	The nature of the asset to be transferred/service to be provided

•	The pricing of the transaction (and any associated professional valuation)

•	The views of independent directors, where provided

•	The views of an independent financial adviser, where appointed

•	Whether any parties to the transaction, including advisers, are conflicted

•	The stated rationale for the transaction, including discussions of timing

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F.	Antitakeover Defenses

1.

Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.

Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.

Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three-year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•

Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.

Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

G.	State or Country of Incorporation

1.

State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.

Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

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H.	Capital Structure

1.

Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the specific purpose of the proposed increase, the dilutive impact of the request, as well as the Board’s past performance in using authorized shares among other factors.

2.

Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.

Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the company’s rationale.

4.	Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

I.	Executive and Director Compensation

1.

Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.

Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers, potentially problematic pay practices, or unresponsiveness with respect to past proposals or shareholder feedback regarding compensation concerns among other factors.

3.

Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers among other factors.

4.

Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the specific parameters of the proposed plan. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

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5.

Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Option exercise price

6.	Executive Stock Purchase Plans—Votes on qualified employee stock purchase plans for executives should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified executive stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

7.

Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.

Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.

Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

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10.

Shareholder Ratification of Director Pay Programs—Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

•	If the equity plan is on the same ballot, whether or not the plan warrants support

•	The presence of problematic pay practices

•	Equity awards vesting schedules

•	Meaningful limits on director compensation

•	Quality of disclosure surrounding director compensation

11.

Equity Plans for Non-Employee Directors—Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

•	Total estimated cost of the plan relative to industry and market cap peers

•	The company’s three-year burn rate relative to industry and market cap peers

•	The presence of problematic pay practices.

J.	Bundled Proposals—Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

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BARDIN HILL ARBITRAGE IC MANAGEMENT LP

(formerly known as HALCYON ARBITRAGE IC MANAGEMENT LP)

Proxy Voting Policies and Procedures

1.	General Policy Regarding Proxy Voting

These Proxy Voting Policies and Procedures are designed to reflect the fiduciary duty of Bardin Hill to act in a manner that furthers the best interests of its Advisory Clients when voting proxies or providing consents or deciding not to vote or consent. In determining how or whether to vote proxies or provide consents, Bardin Hill will not subordinate the economic interests of its Advisory Clients to the interests of other persons or to Bardin Hill’s self-interest. Decisions will be made by relevant portfolio managers and based on the financial interest of each Advisory Client in light of the specific applicable investment strategy. Each proxy proposal will be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.

2.	Proxy Voting Guidelines

Bardin Hill’s Policy is to review each proxy or information statement on an individual basis and to base each voting or consent decision on their judgment about what will best serve the interests of their Advisory Clients. In particular, proxy voting decisions with respect to considerations including the following will be made on a case-by-case basis taking into account the general Policy, as set forth above:

•

Corporate governance matters, including changes in the state of incorporation of the issuer, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills and supermajority provisions;

•	Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

•	Stock option plans and other management compensation matters; and

•	Social and corporate responsibility concerns.

Bardin Hill will determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

•	Whether the proposal was recommended by management and Bardin Hill’s opinion of management;

•	Whether the proposal acts to entrench existing management and directors; and

•	Whether the proposal fairly compensates management for past and future performance.

For other proposals, Bardin Hill will vote in favor of routine corporate housekeeping proposals (unless such a vote is determined to be unnecessary as discussed below), including election of directors (where no corporate governance issues are implicated), and the selection of auditors.

Additionally, in certain circumstances, Bardin Hill may determine, pursuant to its exercise of its fiduciary duty, that it is in the best interests of the Advisory Clients not to vote or consent or that a vote or consent is not required (for example, where the Advisory Clients’ holdings are de minimis, when the proxy vote covers only routine corporate business, or where the Advisory Clients’ positions were liquidated between the record date and the vote deadline).

3.	Proxy Voting Procedures

All proxies that are sent to Advisory Clients and that are actually received by Bardin Hill will be sent to Bardin Hill’s Operations Manager. The Operations Manager will make a record of each proxy received and will notify relevant Research Analysts of pending corporate actions involving the Advisory Client portfolios. The Research Analyst assigned to the transaction or security will consult with a member of the Investment Committee responsible for the ultimate determination regarding the proper vote or consent and the Chief Compliance Officer in the case where a conflict may exist. If in reviewing a corporate action, the and Chief Compliance Officer (in consultation with an Investment Committee or others) determines that a material conflict may exist between Bardin Hill’s interests and those of the Advisory Clients and the Chief Compliance Officer will inform the Conflicts Committee of such potential

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material conflict. The Conflicts Committee will evaluate the potential or actual conflict and, in consultation with the member of the Investment Committee, will determine if a material conflict of interest exists, and if so will determine the appropriate course of action to resolve the conflict in the interests of the Advisory Clients. If a conflict cannot be resolved, the affected clients will be informed of the conflict and explicit voting instructions will be solicited.

If no material conflict exists, or has been resolved, a member of an Investment Committee will, in accordance with Bardin Hill fiduciary duties, make a determination as to how to vote the proxy and communicate the decision to the Research Analyst. The Research Analyst will communicate the decision by the member of the Investment Committee to the Operations Manager typically prior to the close of business on the day prior to the vote deadline. The Operations Manager will utilize the website www.proxyvote.com to transmit the proxy vote or consent and will receive confirmation of the vote or consent from the website. Upon receipt of this confirmation, the Operations Manager will provide the Chief Compliance Officer with a copy of the completed proxy ballot confirmation and instruction by the Research Analyst. The Chief Compliance Officer will retain this information for six years from the date such proxy vote or consent is executed.

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Brigade Capital Management, LP

PROXY VOTING

Brigade Capital understands and appreciates the importance of proxy voting. Accordingly, to the extent that Brigade Capital’s advisory agreements give Brigade Capital authority to vote proxies received by the Advisory Clients, it will vote any such proxies in the best interests of the Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely when Brigade Capital is requested to exercise its voting authority with respect to Advisory Client securities. There are situations in which Brigade Capital may be requested to provide consent with respect to a particular security where Brigade Capital may not apply the technical requirements of the procedures because Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities (although Brigade Capital will act in the best interests of the Advisory Clients and Investors (as applicable) in responding to any such request). For example, in conjunction with a credit facility, a borrower may ask Brigade Capital, as a lender, to approve amendments to the loan facility. In this case, Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities and therefore it will not apply the technical requirements of the proxy voting procedures described below (although Brigade Capital will seek to act in the best interests of the Advisory Clients and the Investors (as applicable)).

(1)	Proxy Voting Procedures

(a)

All proxies sent to Advisory Clients that are actually received by Brigade Capital (to vote on behalf of the Advisory Clients) will be provided to Brigade Capital’s corporate actions team (the “Corporate Actions Team”).

(b)	The Corporate Actions Team will generally adhere to the following procedures (subject to limited exception):

1.	A written record of each proxy received by Brigade Capital (on behalf of the Advisory Clients) will be kept in Brigade Capital’s files;

2.	The Corporate Actions Team will determine which of the Advisory Clients hold the security to which the proxy relates;

3.

The Corporate Actions Team will consult with a majority of (which may be via telephone, in person or email) the Managing Member, the Chief Operating Officer/Chief Legal Officer, the Senior Vice President, Finance/Chief Administrative Officer, the Chief Compliance Officer and the respective analyst that is responsible for the security (together with the Chief Compliance Officer, collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:

(1)	a copy of the proxy;

(2)	a list of the Advisory Clients to which the proxy is relevant;

(3)	the amount of votes controlled by each Advisory Client; and

(4)	the deadline that such proxies need to be completed and returned to the Advisory Client in question.

4.

Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in the Section 2 below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

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5.

If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 3 below. The Chief Compliance Officer, or his designee, will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

6.

Although not presently intended to be used on a regular basis, Brigade Capital is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

(2)	Handling of Conflicts of Interest

(a)

As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Brigade Capital and the Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Brigade Capital (or any affiliate of Brigade Capital) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by Brigade Capital.

(b)

If a conflict is identified and deemed “material” by the Proxy Voting Committee, Brigade Capital will determine whether voting in accordance with the proxy voting guidelines outlined in Section 3 below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(c)

With respect to material conflicts, Brigade Capital will determine whether it is appropriate to disclose the conflict to affected clients and give Investors or Trustees the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when Brigade Capital has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Advisory Client, Brigade Capital will:

(i)	Give the ERISA Investor the opportunity to vote the proxies in question himself or herself; or

(ii)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investor (if any).

(3)	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Investor, Brigade Capital will endeavor to vote proxies in the best interests of each Advisory Client, which may result in different voting results for proxies for the same issuer. Brigade Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its Advisory Clients.

Generally, Brigade Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

For other proposals, Brigade Capital shall determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and Brigade Capital’s opinion of management;

•	whether the proposal acts to entrench existing management and directors; and

•	whether the proposal fairly compensates management for past and future performance.

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(4)	Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Brigade Capital’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated.

(5)	Proxy Voting Issues Related to Registered Investment Companies

On or about July 1 of each year, Brigade Capital may need to supply certain proxy voting records to certain of its Registered Investment Company clients for which it serves as a sub-adviser. In accordance with the Registered Investment Company Requirements Section provided below, Brigade Capital will: (i) provide relevant proxy voting records to the Registered Investment Company prior to the stated deadline; (ii) review the draft Form N-PX, as prepared and provided by the Registered Investment Company; and (iii) provide a written certification related to the proxy records provided by Brigade Capital.

(6)	Record-keeping Requirements

The Chief Compliance Officer, or his designee, will be responsible for maintaining files relating to Brigade Capital’s proxy voting procedures. Under the services contract between Brigade Capital and ISS, ISS will maintain most of Brigade Capital’s proxy-voting records. Records will be maintained and preserved for five years (certain of which are generally maintained through ISS) from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Brigade Capital and/or ISS. Records of the following will be included in the files:

(a)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(b)

A copy of each proxy statement that Brigade Capital actually receives; provided, however, that Brigade Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)	A record of each vote that Brigade Capital casts;

(d)	A copy of any document that Brigade Capital created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

(e)

A copy of each written request for information on how Brigade Capital voted proxies of an Advisory Client and a copy of any written response to any request for information on how Brigade Capital voted proxies on behalf of an Advisory Client.

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CRABEL CAPITAL MANAGEMENT, LLC

Proxy Voting Policies

Under Rule 206(4)-6 of the Advisers Act, it is a fraudulent, deceptive or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the adviser (i) has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) has described its proxy voting policies and procedures to clients and offered to provide a copy of its proxy voting policies to clients upon request and (iii) has disclosed how clients may obtain information about how the adviser has voted proxies for the clients’ accounts.

The Firm primarily trades commodities; trading of equity securities is a minimal part of the Firm’s trading programs. As most instruments traded do not give rise to proxy voting, Crabel does not vote proxies for any instruments held by the Funds or by Managed Accounts. The Firm will ensure that appropriate disclosures are provided to Fund investors in a Fund’s offering documents and to Managed Accounts in the related advisory agreement to state that the Firm will not vote any proxies.

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GQG PARTNERS LLC

Proxy Voting Policies and Procedures

A. Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B. Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s Clients. Proxies are an asset of a Client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C. Procedures

GQG’s portfolio managers are responsible to ensure proxies of securities held in each account for which they are responsible are timely voted or not voted, in accordance with this Policy. Upon written request, Clients can take responsibility for voting their own proxies, or can give us instructions about how to vote their respective shares. For Clients retaining responsibility to vote their own proxies, the Clients must arrange with their custodian to ensure they receive applicable proxies.

GQG has retained Institutional Shareholder Services (“voting agent”) to assist in the coordination and voting of Client proxies. The GQG operations team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•

Obtaining proxy materials. We instruct Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

•

Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

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•

Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers are responsible to ensure that proxies are voted in accordance with our policy. The issues and the voting agent’s own analysis are reviewed and then each issue is voted in accordance with our policy. GQG analysts most familiar with the security may be consulted.

•

Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any Client’s written request for proxy voting records as well as our written response to any Client request for such records.

•

Conflicts of interest. Any material conflict between our interests and those of a Client will be resolved in the best interests of our Client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

•

Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients. These circumstances include:

•

Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

•

Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

•

Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

•	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

•	Certain security lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•

Obtaining additional information. Clients may obtain a report showing how we voted their shares upon request. In addition, Clients also may request a copy of our general Proxy Voting Policy statement and the GQG-specific Proxy Voting Guidelines used by our voting agent.

D. General Voting Policy for ERISA Accounts

According to the U.S. Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value, and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

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Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

E. Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines also should serve for voting on all accounts under management.

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Marathon Asset Management, L.P.

PROXY VOTING POLICIES AND PROCEDURES

December 2018

Policy Statement

These procedures apply to all Funds and other Client accounts for which the Adviser is responsible for voting proxies, including all limited partnerships, limited liability companies, separate accounts and other accounts for which it acts as investment adviser. The Adviser may invest Client assets in debt investments. From time to time, the Adviser is asked to vote on or otherwise consent to certain actions on behalf of a Client as holder of such investments. It is the Adviser’s general policy not to vote proxies for securities that are not held in a Client’s account at the time such proxy is received or on the vote date of such proxy. The Adviser will determine whether a proposal is in the best interests of its Clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment; and where the Adviser votes proxies, it will do so in the manner that it believes will be consistent with efforts to maximize shareholder values.

Voting of Proxies

Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause the Adviser to vote against such proposals. These might include, among others, excessive compensation, unusual management stock options, preferential voting or “poison pills.” The Adviser will decide these issues on a case-by-case basis.

The Adviser, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the Client account’s best interest to vote. In many instances, the disparate interests of the Fund or other Client account may make it difficult for the Adviser to determine a manner in which to vote and, therefore, will abstain from voting. However, if the Adviser does vote, the Adviser shall cast ballots in a manner it believes to be consistent with the interests of the Fund or Client account and shall not subordinate Client interests to its own. When a Client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the Client regarding how to vote proxies. If the Adviser exercises voting authority with respect to Client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client. (Rule 206(4)-6).

Conflicts of Interest

In furtherance of the Adviser’s goal to vote proxies in the best interests of Clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its Clients before voting proxies on behalf of such Clients.

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Procedures for Identifying Conflicts of Interest.

The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

•

The Adviser shall monitor the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Client accounts as a result of personal relationships, significant Client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.

•

If the Adviser has a conflict of interest in voting proxies on behalf of Client accounts in respect of a specific issuer, the Compliance Officer or his designee shall maintain an up to date list of such issuers. The Adviser shall not vote proxies relating to issuers on such list on behalf of Client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

The Compliance Officer or his designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision- making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with the Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer or his designee shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the Client and obtaining its consent before voting;

•	suggesting to the Client that it engage another party to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

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•	any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.

In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The Compliance Officer or his designee shall review this policy on an annual basis and revise it as necessary.

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RIVER CANYON FUND MANAGEMENT LLC

PROXY VOTING

I. BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of River Canyon Fund Management LLC (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•

The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account.

•

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held by funds and/or managed accounts advised by the Adviser. Any questions about these policies and procedures should be directed to Doug Anderson at 310/272-1360.

II. PROXY VOTING POLICIES

A. General Principles

The Adviser shall vote proxies in a manner that is in the best interest of the client. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how the result of the requested vote will economically impact and affect the value of the client’s investment.

In voting on each and every issue, the Adviser and its Employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

The Adviser has hired Institutional Shareholder Services Inc. (“ISS”), to assist in coordinating its voting of proxies and to provide certain record keeping services. ISS does not vote proxies for the Adviser, but does inform the Adviser about upcoming proxies related to the securities held by the Adviser’s clients.

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B. Conflicts of Interest

In exercising its voting discretion, the Adviser and its Employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client, if any substantive aspect or foreseeable result of the subject matter to be voted upon raises a material actual or potential conflict of interest to the Adviser or:

•

any affiliate of the Adviser (for purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or (iii) any other person for which a person described in clause (ii) acts in any such capacity);

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•

any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser has retained ISS to keep certain records required by applicable law in connection with the Adviser’s proxy voting activities for clients. The Adviser will provide proxy-voting information to clients upon their written or oral request.

III. PROXY VOTING PROCEDURES

A. The analyst responsible for monitoring the security (the “Responsible Party”) shall be designated by the Adviser to make discretionary voting decisions for the client’s account after consultation with senior management. The Accounting Department will be responsible for processing proxy votes. The Responsible Party should assume that he or she has the power to vote all proxies related to a security held by a fund or a managed account advised by the Adviser.

B. All proxies and ballots are delivered to and/or received by ISS. Any proxies received by the Adviser will be forwarded to the Accounting Department and then forwarded to ISS who will log such proxy upon receipt.

C. The Responsible Party shall follow the procedures set forth below:

1. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any applicable limitations or guidelines issued by the client.

2. If the Responsible Party is aware of any actual or potential conflict, the Responsible Party will raise this issue with the Compliance Department. The determination regarding the presence of any actual or potential conflict of interest shall be noted by the Responsible Party and/or Compliance Department (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by a Managing Partner of the Advisor). If no such conflict exists, the Responsible Party will skip to clause 4 below.

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3. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee in sufficient detail and with sufficient time (to the extent practicable under the circumstances) to reasonably inform the client of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe: (a) the proposal to be voted upon; (b) the actual or potential conflict of interest involved; (c) the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and (d) if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or request the client to vote the proxy directly or through a designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, in an effort to act in the best interest of the client under the circumstances, the Adviser may:

a. rely upon the vote recommendation of an independent third-party (in such a situation the Adviser will likely rely on the vote recommendation of ISS) if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person);

b. cast its vote as recommended, if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person); or

c. abstain from voting.

4. Once a decision has been made regarding whether or not to vote the proxy, the Responsible Party will instruct the Accounting Department how to vote (i.e., either for or against the various proposals).

In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:

A record of the vote cast, if any (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

A record memorializing the basis for the vote cast or, if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the client of voting the proxy (in most cases owning less than 1% will satisfy this requirement);

A copy of any document created by the Adviser or its Employees that was material in making the decision on how to vote the subject proxy; and

A copy of any Conflict Notice and/or conflict consent, if applicable.

The above copies and records shall be retained by the Adviser for a period not less than five (5) years (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

D.	In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:

1. A copy of the proxy statement received, unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and

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2. A copy of any request or any other written communication (including emails or other electronic communications) to or from the client regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

IV. PROXY VOTING-RELATED DISCLOSURE

Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV Part 2 disclosure or by separate notice to the client (or in the case of an Employee benefit plan, the plan’s trustee or other fiduciaries).

Last Updated: November 2018

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Russell Investments

Proxy Voting Guidelines

INTRODUCTION

Russell Investments believes that exercising voting rights is an essential part of the value creation process. It is also necessary for ensuring strong corporate governance and protecting shareholder value. Striving to enhance and protect shareholder value, as well as minority shareholder rights, is of critical importance. Through our proxy voting process, we are actively working to increase shareholder value as we initiate positive change.

Russell Investments believes that shareholders have a responsibility to monitor company management and exert their influence through the exercise of voting rights. We have been voting at shareholder meetings for nearly 20 years, evolving our voting policies and practices with the evolution of various developments in regulations and principles. We vote the vast majority of issues raised at company meetings, the exceptions being where there are restrictions placed on trading of voted securities (share blocking), impediments such as power of attorney requirements, and late receipt of proxy materials.

Russell Investments believes that it is our responsibility to monitor the effectiveness of company management, exerting influence on environmental, social, and governance practices through the exercise of our proxy voting rights and shareholder engagement activities. Because governance issues tend to have a strong impact on overall shareholder value, a large portion of our engagement activities are centered on executive compensation, shareholder rights, and board strategy issues. We believe that taking an active interest in these issues is ultimately in the best interests of our clients.

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PROXY ADMINISTRATION PROCEDURES

1.

Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is not specifically addressed in the guidelines, (b) a voting matter is to be determined on a case-by-case basis and Glass Lewis recommends a vote against management’s recommendation or (c) there is a question as to the outcome on a voting matter, the Proxy Administrator shall request direction from Russell Investments’ Proxy Committee. The Proxy Committee may instruct the Proxy Administrator “not to vote” on any proposal.

2.	The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.

3.	The Proxy Administrator shall vote each and every proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Proxy Committee.

4.

The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.

5.

The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

TABLE OF CONTENTS

I.	Routine Shareholder Meeting Formalities	2-C

II.	The Board of Directors	3-C

III.	Proxy Contests	7-C

IV.	Auditors	8-C

V.	Proxy Contest Defenses	9-C

VI.	Tender Offer Defenses	10-C

VII.	Corporate Governance	12-C

VIII	Miscellaneous Provisions	14-C

IX.	Capital Structure	15-C

X.	Executive and Director Compensation	18-C

XI.	State of Incorporation	23-C

XII.	Mergers and Corporate Restructurings	23-C

XIII.	Mutual Fund Proxies	24-C

XIV.	Environmental, Social and Political Issues	24-C

XV.	Lack of Information or Late Information	28-C

XVI.	Share Blocking	28-C

XVII.	Fixed Income and Real Estate Securities	28-C

XVIII	Items Not Addressed by Guidelines	28-C

XIX.	Determined Materiality Threshold	28-C

PROXY VOTING GUIDELINES

I. Routine Shareholder Meeting Formalities

A. Routine Agenda Items

Shareholders are routinely asked to approve:

☐	the opening of the shareholder meeting

☐	that the meeting has been convened under local regulatory requirements

☐	the presence of quorum

☐	the agenda for the shareholder meeting

☐	the election of the chair of the meeting

☐	the appointment of shareholders to co-sign the minutes of the meeting

☐	regulatory filings

☐	the designation of inspector or shareholder representative(s) of minutes of meeting

☐	the designation of two shareholders to approve and sign minutes of meeting

☐	the allowance of questions

☐	the publication of minutes

☐	the closing of the shareholder meeting

We vote for these and similar routine management proposals.

B. Financial Statements and Director and Auditor Reports

We vote for management proposals seeking approval of financial statements and director and auditor reports and the discharge of management and supervisory board members, provided that, in the case of French companies, we will vote against proposals dealing with related party transactions where Glass Lewis recommends a vote against such proposals because management fails to provide relevant auditors reports pertaining to such related party transactions at least 21 days in advance of a vote.

We vote against proposals to remove shareholders rights to approve auditor reports and financial statements.

C. Allocation of Income and Dividends

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if, not withstanding Glass Lewis’ information delivery requirements stated above, management or Glass Lewis have provided adequate information to ascertain whether a related party transaction involves overreaching of the company or its assets by such related parties.

We vote for management proposals concerning allocation of income and the distribution of dividends.

D. Shareholder Proposals Requesting Dividend Increases

We vote for shareholder proposals requesting a company to increase its dividend payout ratio unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

E. Stock (Scrip) Dividend Alternatives

We vote for stock (scrip) dividend proposals except as set forth below.

We vote against stock (scrip) dividend proposals that do not allow for a cash option.

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F. Instructions if Meeting is Held on a Second Call

We vote for proposals that voting instructions may also be considered, should the meeting be held on second call, if GL votes for. If GL votes against, to mitigate the risk of amendments we vote against, otherwise we vote on a case-by-case basis.”

II. The Board of Directors

A. Director Nominees in Uncontested Elections

The Proxy Committee has received, reviewed and carefully considered the following Glass Lewis policy related to corporate governance issues, including the factors that Glass Lewis analyzes in determining its recommendation for proxy matters relating to director nominees in uncontested elections. The Proxy Committee has also considered its role as a fiduciary to those persons or entities on whose behalf the committee is empowered to vote proxies. The Proxy Committee agrees with the factors used by Glass Lewis to determine whether an issuer adheres to good corporate governance practices. In its review of the Glass Lewis approach and taking into consideration the investment aspects of uncontested director elections, the Proxy Committee has determined that is it appropriate to take an active role with respect to corporate governance matters.

The Proxy Committee has endorsed the Glass Lewis approach and has adopted the following general policy with respect to director nominees in uncontested elections. As a general proposition, based on this policy and subject to the criteria below, we vote for the proposal if Glass Lewis recommends a vote for such proposal and we vote against the proposal if Glass Lewis recommends a vote against such proposal. However, as more particularly described below, Russell Investments’ proxy voting guidelines may, in some cases be contrary to that general proposition.

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The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors’ interests. Directors should provide corporate leadership, but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. The board must hold executives accountable for their actions. The effectiveness of the board is a direct function of its composition and structure. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis giving consideration to the company’s performance and total governance structure, we prefer to see mechanisms that promote independence, accountability, responsiveness and competence.

☐	Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

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Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders’ ability to fill vacancies or to remove directors without cause. These policies facilitate change in control of a company through a proxy contest, thus reducing the opportunity for management entrenchment. In addition, shareholders should not be limited to removing directors only for cause because that is a standard that is extremely difficult to meet; it permits removal of directors only if found (through due process) guilty of self-dealing, fraud, or misappropriation of company assets. It does not provide for removal of directors due to poor performance or poor attendance. If the board, by our valuation, has not made significant progress towards implementing strategies to address shareholder concerns we will consider voting against board members

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Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient resources to oversight of a company.

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Competence: Companies should seek directors who can add value to the board through specific skills or expertise. However, election of directors should be on a case-by-case basis and not constrained by arbitrary limits such as age or term limits.

☐	Voting on Director Nominees in Uncontested Elections in the U.S.

Votes on director nominees should be made on a case-by-case basis, examining the following factors:

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Independence of the board and key board committees, provided that if the nominee meets the independence criteria established by a company’s primary securities exchange on which it is listed, we vote for the nominee and, further provided, that in the case of non-U.S. issuers we vote for if the nominee meets the independence criteria established by the New York Stock Exchange.

☐	Attendance at board meetings, such that if a director does not attend at least 75% of board meetings without a valid excuse, votes will be withheld from that director,

☐	Corporate governance provisions and takeover activity,

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☐	Long-term company performance, provided that any quantitative testing shall solely utilize Glass Lewis’ 2006 IRS methodology,

☐	Pay-for-performance disconnect,

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Votes may be withheld from incumbent directors who serve on compensation committees and/or the CEO and, in egregious cases from the entire Board, where the company has what Glass Lewis deems to be poor compensation practices. If as a result of poor compensation practices Glass Lewis recommends a withhold vote from incumbent directors who serve on the compensation committee, we will also withhold votes from these directors.

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Whether or not the incumbent directors receive more than 50% “withhold” votes in a prior balloting, in which case votes will be withheld from the entire incumbent board if the issue underlying the withhold votes has not been resolved since the prior balloting,

☐	For votes on nominees who are also Audit Committee members, whether or not the Company’s Sarbanes-Oxley Section 404 attestations indicated significant material weaknesses in internal controls,

☐	Any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Over boarded Directors:

Votes on over boarded director nominees should be made on a case-by-case basis, examining the following factors:

☐	We generally withhold votes from directors who serve on the boards of more than five publicly traded companies.

☐	If the candidate is also the CEO of a publicly traded company, that number is reduced to two.

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We generally vote for over boarded directors in director elections at the company where they serve as the CEO, unless Glass Lewis recommend the withholding of votes, in which case we withhold votes and continue our current guideline of withholding votes from over boarded CEO director nominees in director elections at companies other than the company for which they are the CEO.

☐	Voting on Director Nominees in Uncontested Elections in Non-U.S. Markets We generally vote for management nominees in the election of directors, unless:

☐	adequate disclosure has not been provided in a timely manner;

☐	there are clear concerns over questionable finances or restatements;

☐	there have been questionable transactions with conflicts of interest;

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in the case of Canadian companies, votes on nominees who are also Audit Committee members, whether the company’s audit fees are adequately disclosed (which is required by law) sufficiently in advance of shareholders’ meetings or votes with respect to insiders who are members of the Audit, Compensation or Nominating Committees.

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in the case of Canadian and certain European companies, the board is not composed of a majority of independent directors or where the entire Board serves as any key committee (e.g., audit), in which case we withhold votes from inside or affiliated outside directors,

☐	in the case of Malaysian companies, an executive director(s) serves on a key committee,

☐	there are any records of abuses against minority shareholder interests;

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the directors’ terms of office are undisclosed or in excess of four years without sufficient justification, in which case we vote against (Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden and Switzerland),

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company executives, or in certain cases outside non-independent directors, sit on key board committees (e.g., audit and compensation), in which case we vote against; applies to Finland, France, Ireland, Netherlands, and Sweden),

☐	in the UK, we vote against non-independent directors sitting on the audit or remuneration committees as well as being chairman of the board,

☐	in France and Germany, we vote against single slates of directors,

☐	there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and,

☐	the board fails to meet minimum corporate governance standards or where the information provided about a director(s) is insufficient to determine whether such standards have been met.

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For non-U.S. companies which allow for cumulative voting in the election of directors, we cumulate votes for the independent nominees as recommended by Glass Lewis. If Glass Lewis recommends a vote against an independent nominee for a reason not addressed elsewhere in these guidelines, or if there are no independent nominees, the proposal will be voted on a case-by-case basis

We generally vote against individual directors if there have repeated absences at board meetings that have not been explained in countries where this information is disclosed.

B. Separation of the Chairman and CEO Positions

We vote for proposals that would require the positions of chairman and CEO to be held by different persons, unless the company has all of the following:

☐	Designated lead director, elected by and from the independent board members with clearly delineated duties. At a minimum these include:

☐	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors

☐	Serves as liaison between the chairman and the independent directors

☐	Approves information sent to the board

☐	Approves meeting agendas for the board

☐	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items

☐	Has the authority to call meetings of the independent directors

☐	If requested by major shareholders, ensures that he is available for consultation and direct communication

☐	Two-thirds independent board

☐	The company publicly discloses a comparison of the duties of its independent lead director and its chairman.

☐	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.

☐	All independent key committees

☐	Established governance guidelines

In the event that Glass Lewis recommends a vote against proposals based on the company’s performance relative to the broader market or its peers during the most recent one and three-year periods or due to the movement from a separate Chairman/CEO to a combined position, these proposals shall be voted on a case-by-case basis.

We vote for shareholder proposals that mandate a designated lead director if there are combined CEO/Chairman, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Majority of Independent Directors

We vote for shareholder proposals that require that the board be composed of a majority of independent directors, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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In the case of Scandinavian and Asian companies, we vote against shareholder proposals to create a Nominating Committee that would consist of a majority of shareholder representatives of the government or the company’s largest shareholders. In all other cases we vote against, unless Glass Lewis recommends a vote for, in which case the proposal will be vote on a case-by-case basis. The above rationale will be the basis for consideration of case-by-case referrals.

In the case of Japanese companies, we vote against proposals to approve statutory and alternate statutory auditors if by Glass Lewis’ evaluation they do not meet the minimum standard for independence and the board of statutory auditors is not sufficiently independent.

In the case of Chinese companies, we vote against proposals to approve non-independent supervisors if, by Glass Lewis’ evaluation, they do not meet the minimum standard for independence.

D. Majority Voting

We vote for shareholder proposals asking for the Board to initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholder, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

E. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

F. Term of Office

We vote against proposals to limit the tenure of outside directors.

We vote against proposals that exempt non-independent directors from retirement by rotation.

G. Director and Officer Indemnification and Liability Protection

We vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law.

We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness.

We vote for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

H. Board Size

We vote against Proposals that seek to increase or decrease the size of the board by more than 50 percent, unless a proposed increase is the result of a merger.

We vote for proposals seeking to fix the size of the board or to designate a range for the size of the board.

I. Retirement Bonuses for Directors

We vote against management proposals for retirement bonuses for directors, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

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If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

J. Shareholder Proposals Regarding Disclosure of Board Positions

We vote for shareholder proposals requiring disclosure of the boards of other public companies on which each nominee has served in the past five years, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

K. Extension of Supervisory Councils in Brazil

We vote for Brazilian companies extending of their supervisory councils by one year, if Glass Lewis recommends a vote for. Otherwise, we vote on a case-by-case basis.

III. Proxy Contests

A. Voting for Director Nominees in Contested Elections

We define an election as contested when shareholders are nominating alternate directors in opposition to management-nominated directors. We vote on a case-by-case basis in a contested election of directors, after considering the following factors:

☐	long-term financial performance of the target company relative to its industry;

☐	management’s track record;

☐	background to the proxy contest;

☐	qualifications of director nominees (both slates);

☐	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

☐	stock ownership positions.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

B. Reimburse Proxy Solicitation Expenses

We vote for proposals to provide full reimbursement to dissidents who are successful in a proxy contest if Glass Lewis recommends a vote for such a proposal; otherwise we vote against such a proposal.

We vote for proposals to provide partial reimbursement to dissidents who are waging a proxy contest if Glass Lewis recommends a vote for such a proposal; otherwise we vote against such a proposal.

C. Multiple Proxy Voting Cards

In cases where there are multiple voting cards for a contested ballot, if Russell is voting on one card it will withhold votes on the other.

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IV. Auditors

A. Ratifying Auditors

We vote for proposals to ratify auditors if management and Glass Lewis both recommend a vote for such proposal and we vote against proposals to ratify auditors if the amount of audit and non-audit fees is disclosed and the non-audit fees exceed audit and audit-related fees. We vote against proposals to ratify auditors if Glass Lewis recommends a vote against because the auditor has a financial interest in or association with the company, and is therefore not independent. We also vote against if Glass Lewis recommends a vote against because the audit and audit-related fees are not disclosed. If Glass Lewis recommends a vote against for reasons outside the ones listed previously, we vote on a case-by-case basis.

B. Remuneration of Auditors

Except as set forth below, we vote for proposals to authorize the board to determine the remuneration of auditors, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If Glass Lewis recommends a vote against due to the annual cap or the audit fees being excessive, we vote against.

We vote against proposals to authorize the board to determine the remuneration of auditors if the amount of audit and non-audit fees is not disclosed or if non-audit fees exceed audit and audit-related fees.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Indemnification of Auditors

We vote against proposals to indemnify, approve or ratify alternative dispute resolutions, or otherwise limit the liability of auditors.

D. Auditor Rotation

We vote for shareholder proposals asking for audit firm rotation, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

E. Election of Internal Statutory Auditor

We vote in-line with Glass Lewis’ recommendations to appoint, ratify, or renew the term of an internal statutory auditor unless Glass Lewis recommends ABSTAIN in which case the proposal will be voted on a case-by-case basis.

F. Retirement Bonus for Statutory Auditor

We vote against management proposals for retirement bonuses for statutory auditors, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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G. Require Auditor Firm Ratification

We vote for shareholder proposals requesting shareholders vote for audit firm ratification, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting unless Glass Lewis recommends a vote against. We vote against if Glass Lewis recommends a vote against on the basis of:

☐	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot OR

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The company has adopted a majority vote standard, with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections. If these conditions are not met and Glass Lewis recommends a vote against, we vote on a case-by-case basis.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

We vote for proposals that improve shareholder ability to call special meetings, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent. We vote for proposals to allow or make easier shareholder action by written consent.

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F. Altering the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

G. Supermajority Vote Requirement for Removal of Directors We vote against proposals to enact supermajority vote requirements for the removal of directors.

VI. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

We vote for management proposals to ratify a poison pill only if the pill embodies all of the following attributes:

☐	20% or higher flip-in or flip-over;

☐	Two to three year sunset provision;

☐	No dead-hand or no-hand features; and

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Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

We vote on a case-by-case basis on management proposals to ratify a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), taking into account the following factors:

☐	The ownership threshold to transfer (NOL pill generally have a trigger slightly below 5%);

☐	The value of the NOLs;

☐	The term;

☐	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of the NOLs);

☐	The company’s existing governance structure; and

☐	Any other factors that may be applicable.

With respect to Japanese companies, The Proxy Committee has received, reviewed and carefully considered the following Glass Lewis policy related to poison pill proposals, including the factors that Glass Lewis analyzes in determining its recommendation for proxy matters relating to poison pill proposals. The Proxy Committee has also considered its role as a fiduciary to those persons or entities on whose behalf the committee is empowered to vote proxies. In its review of the Glass Lewis approach and taking into consideration the investment aspects of poison pill proposals, the Proxy Committee has determined that it is appropriate to take an active role with respect to poison pill proposals. The Proxy Committee has endorsed parts of the Glass Lewis approach and has adopted the Glass Lewis’s policy specifying a number of necessary conditions which must all be met before considering supporting a takeover defense in the case of Japanese companies. Based on this policy, we vote against the proposal if Glass Lewis recommends a vote against such a proposal on the grounds that a proposal does not meet all of the necessary conditions listed below. We vote on a case-by-case basis for all proposals that meet these conditions:

☐	The poison pill must have a duration of no more than three years.

☐	The trigger threshold must be no less than 20 percent of issued capital.

☐	The company must have no other types of takeover defenses in place.

☐	The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Glass Lewis’ definition of independence.

☐	At least 20 percent, and no fewer than two, of the directors must meet Glass Lewis’ definition of independence.

☐	The directors must stand for reelection on an annual basis.

☐	The company must release its proxy materials no less than three weeks before the meeting date.

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B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

In instances when anti-greenmail proposals are bundled with other charter or bylaw amendments, we vote for such bundled proposal if we would vote for each proposal on an individual basis and we vote against such bundled proposal if we would vote against any one of the proposals on an individual basis.

D. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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G. Anti-Takeover Measures

We vote AGAINST management efforts to change the company’s capital structure to delay or divert a potential takeover of a company, unless Glass Lewis votes FOR, in which case we vote on a case-by-case basis. This includes, but is not limited to, the following:

☐	Change in control clauses whereby lenders will be given the right to require immediate repayment of outstanding loans in the event of a change of control of the company.

With respect to Australian companies, we vote for the adoption or renewal of proportional takeover provisions, unless Glass Lewis votes against, in which case we vote on a case-by-case basis. Proportional takeovers occur when a takeover offer is made to shareholders for a proportion of their shares, and such provisions would require shareholder approval of any such takeover offer.

VII. Corporate Governance

A. Amendments to Company Documents, Procedures or Processes

Except as set forth below, we vote for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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With respect to Japanese companies, The Proxy Committee has received, reviewed and carefully considered the following Glass Lewis policy related to amendment of a company’s articles of association, including the factors that Glass Lewis analyzes in determining its recommendation for proxy matters relating to amendment of a company’s articles of association. The Proxy Committee has also considered its role as a fiduciary to those persons or entities on whose behalf the committee is empowered to vote proxies. In its review of the Glass Lewis approach and taking into consideration the investment aspects of amendment of a company’s articles of association, the Proxy Committee has determined that is it appropriate to take an active role with respect to amendment of a company’s articles of association. The Proxy Committee has endorsed the Glass Lewis approach and has adopted the following general policy with respect to amendment of a Japanese company’s articles of association. Based on this policy, we vote for proposals if Glass Lewis recommends a vote for such proposal and we vote against the proposal if Glass Lewis recommends a vote against such proposal.

Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Glass Lewis carefully scrutinizes any changes to a company’s articles. When reviewing new or revised articles, Glass Lewis classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Glass Lewis is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision. The final criterion on which Glass Lewis bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Glass Lewis supports even a bundled resolution that includes negative changes. In general, amendments to the articles of association are reviewed on a case-by-case basis and supported if management provides adequate reasons for the amendments, there is negligible or positive impact on shareholder value, shareholder rights are protected or the company is required to do so by law (when applicable).

B. Expand Business Activities

We vote for the expansion of business activities or modifications to the company’s business objectives unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

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If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Mandatory Holdings Periods

We vote for shareholder proposals seeking companies to adopt stock holding periods for their executives, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

D. Shareholding Disclosures

We vote against proposals seeking to lower shareholding disclosure thresholds or decrease the number of days that a shareholder has to disclose reaching a threshold, unless Glass Lewis recommends a vote for, in which case the proposal will be vote on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

E. Golden Coffin Payments

We vote against proposals that seek to adopt a policy forbidding companies from making or promising any payments, grants or awards upon the death of a senior executive. We vote for proposals seeking to adopt a policy to obtain shareholder approval for any future agreements obligating the company to make payments, grants or awards following the death of a senior executive.

We vote for the approval of golden coffin payments if management and Glass Lewis both recommend a vote for the proposal and we vote on a case-by-case basis if Glass Lewis recommends voting against such proposal.

F. Proxy Access

We vote for shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years. Otherwise, we vote against.

G. Reincorporation to Delaware

We vote for proposals seeking the company reincorporate from their current U.S. state to the U.S. state of Delaware, unless both Glass Lewis and management recommend a vote against, in which case the proposal will be voted on a case-by-case basis. We vote against proposals seeking the company reincorporate from their current U.S. state to a U.S. state other than Delaware, unless both Glass Lewis and management recommend a vote for, in which case the proposal will be voted on a case-by-case basis.

H. Exclusive Forum Provision (Court of Chancery of the State of Delaware)

We vote for proposals seeking to designate the Court of Chancery of the State of Delaware the sole and exclusive forum for derivative legal actions unless both Glass Lewis and management recommend a vote against, in which case the proposal will be voted on a case-by-case basis.

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VIII. Miscellaneous Provisions

A. Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

B. Open Access

We vote on shareholder proposals seeking open access on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Bundled Proposals

In the case of bundled proxy proposals that are conditioned upon each other, we vote for such bundled proposal if we would vote for each proposal on an individual basis and we vote against such bundled proposal if we would vote against any one of the proposals on an individual basis.

D. Related-Party Transactions

We vote for management proposals seeking approval of related party transaction unless Glass Lewis recommends a vote against or refers, in which case the proposal will be voted against.

We vote against unspecified future related-party transactions unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

E. Other Business

We vote against proposals that seek to bring forth other business matters at the meeting.

F. Adjourn Meeting

We vote against proposals that seek to adjourn a shareholder meeting in order to solicit additional votes, unless Glass Lewis believes that there is a compelling reason to support such proposals, in which case we will vote for such proposals.

G. Voluntary Delisting of Shares (India)

For Indian companies, we vote for management proposals to delist the company’s shares from one stock exchange in favor of another, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

H. Miscellaneous Shareholder Proposals

We vote for the following shareholder proposals unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis:

☐

Proposals to require reporting or disclosure of the total value of pension awards granted to each of the principal executive officers, any associated annual costs or actuarial deficits of a pension plan;

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☐	Proposals to require an amendment to the bylaws to provide that senior executives and other insiders provide notice before trading in shares of the company or exercising stock options;

☐	Proposals to require an amendment to the bylaws prohibiting the chief executive officer from sitting on other boards;

☐

Proposals to adopt a policy that the company will not make or promise to make to its senior executives any tax gross-up payment, except for gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally;

☐	Proposals to establish a formal engagement process by the Board of Directors when the Board has previously not acted on shareholder proposals that have won majority support.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

I. Ratify and Execute Approved Proposals

We vote against proposals that seek to ratify and execute approved resolutions if we have voted against any of the preceding resolutions. Otherwise, we vote for the proposal.

J. Notice Period

We vote against management proposals to shorten the notice period to shareholders prior to an AGM, special, or shareholder meeting.

For UK companies, we will vote for proposals requesting to set a 14 day notice period unless Glass Lewis recommends a vote against, in which case the proposals will be voted on a case-by-case basis.

IX. Capital Structure

A. Common Stock Authorization

We vote against proposals that seek to increase the authorized common stock by twice the present limit, unless the increase is in connection with a stock split or merger that we voted for.

Method of calculation:

(New total authorized - Current total authorized) / Current total authorized = X

If X is less than 200 percent the proposal will be supported. If X is greater than 200 percent the proposal will not be supported. Proposals greater than 200 percent will be supported if in connection with stock splits or mergers that we voted in favor of.

B. Capital Issuance Requests

We vote for the ability to increase share capital by up to 100% through a rights issue (with preemptive rights). A proposal to more than double share capital through a right issue (with preemptive rights) will be voted on a case-by-case basis.

We vote for general issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital as long as the maximum discount for newly issued capital is no more than 5%. If it is greater than 5%, we vote against this proposal unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis. We vote against proposals for general issuance requests without preemptive rights for more than 20 percent, or, in the case of Spanish companies, this 20% over the preceding two year period, of a company’s outstanding capital, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

We vote for specific issuance requests above these limits if the shares are being issued in connection with a merger, stock split, private placement, option grant, or debt issuance that we voted for.

We vote against proposals allowing a company to issue shares without a stated purpose, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

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☐

With respect to Hong Kong companies, we vote against the issuance of shares without preemptive rights, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C. Share Repurchase Programs

We vote for share repurchase plans in which all shareholders may participate on equal terms. We vote against if the plan contains no safeguards against selective buybacks. See Section I(C) for proposals related to share repurchase programs proposed in lieu of dividend distributions.

We vote against proposals that ask that share repurchases be given preference over other methods of capital return if both management and Glass Lewis recommend a vote against.

D. Stock Splits

We vote for stock splits and reverse stock splits unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

E. Capital Reduction Through Cancellation of Treasury Shares

We vote for management proposals to reduce capital through the cancellation of treasury shares, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

F. Creation of or Increases in Preferred Shares

Increases: If the company does not have any preferred shares outstanding, we vote against the requested authorization. If the company does have preferred shares outstanding we will use the criteria set forth above in section IX. A. Common Stock Authorization in determining how to vote on a requested increase in preferred shares.

Creation: We vote against proposals to create preferred stock unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

G. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

H. Adjust Par Value of Common Stock

We vote for management proposals to adjust the par value of common stock.

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I. Debt Restructurings

When evaluating proposals to increase or issue common and/or preferred shares as part of a debt-restructuring plan, we consider the following issues:

☐	Dilution — How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

☐	Change in Control — Will the transaction result in a change in control of the company?

☐	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

We vote for proposals that facilitate debt restructurings unless Glass Lewis recommends a vote against, in which case the restructuring plan will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

J. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We vote for debt issuances when the gearing level is greater than 100 percent unless Glass Lewis recommends a vote against, in which case we will vote against the proposal.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

K. Financing Plans

We vote for the adoption of financing plans unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

L. Control and Profit Transfer Agreements

We vote for proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

M. Capitalization of Reserves

We vote for proposals to capitalize the company’s reserves for bonus issues of shares.

N. Dual Capital Structure

We vote against the creation or extension of dual class voting stock.

We vote for proposals to eliminate dual class voting structures.

O. Defensive Use of Authorized Share Issuances

We vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

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P. Delisting Transactions

We vote on a case-by-case basis with respect to proposals of transactions designed to allow companies to delist themselves from stock exchanges or otherwise take themselves private.

Except as set for below, if a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

In the case of China-based companies,

☐

We vote AGAINST proposals of transactions designed to delist China A-shares traded on Stock Connect and China B-shares or H-shares traded on the shanghai, Shenzhen or Hong Kong Stock Exchanges unless Glass Lewis recommends a vote FOR, in which case, we will vote on a case-by-case basis.

☐

We vote AGAINST proposals of transactions designed to convert China shares to A-Shares traded on the Shanghai or Shenzhen stock Exchanges (excludes Stock Connect) unless Glass Lewis recommends a vote FOR, in which case, we will vote on a case-by-case basis.

X. Executive and Director Compensation

A. Stock Option Plans (Management Proposals)

We vote for executive and director stock option plans, unless Glass Lewis recommends a vote against, in which case we will apply the following criteria:

1)	We apply the following guidelines except as set forth below in paragraphs 2 through 12 below:

a.)	With regard to U.S. companies, we vote for plans where dilution for mature companies is less than 15% and for growth companies less than 20%;

b.)	With regard to non-U.S. and non-U.K. companies, we vote for plans where dilution for mature companies is less than 5% and for growth companies less than 10% and

c.)	With regard to U.K. companies, we vote for plans where dilution is less than 10% over ten years.

d.)

We define growth companies as companies with greater than 30% revenue growth, companies that have had an initial public offering within the past five years, and companies in the information technology, pharmaceutical or telecom industries. Mature companies are companies that are not growth companies.

e.)	Method of calculation: (Shares reserved for this plan + shares available for grant under all plans) /total shares outstanding = Dilution

2)

With respect to Russell 3000 companies, we vote against plans if the CEO is a participant in the plan and there is a pay-for-performance disconnect (i.e. the CEO’s compensation increases as performance of the company declines), unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this sub-item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

3)

We vote against plans that permit the replacing or repricing of underwater options without shareholder approval unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

4)	We vote against plans that permit issuance of option with an exercise price below the stock’s current market price.

5)	We vote against plans under which the option grantors have discretionary authority to grant options to themselves.

6)	For non-US companies, we vote against grants of restricted stock (and deep discount options) under plans that do not contain established performance or vesting targets.

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7)

For Australian companies, we vote against plans that do not specify performance hurdles or that specify performance hurdles that are not based on specific benchmarks tied to actual performance of the company.

8)

For UK companies, we vote against proposals to approve remuneration policies or programs if the new schemes allow for retesting of performance criteria over extended time period if the original performance criteria were not met during the initial time period.

9)	For Japanese companies, we vote against proposals where the exercise period for the options begins less than one year from grant date coupled with a premium of less than five percent.”

10)

In the event that Glass Lewis recommends a vote against proposals based on its determination that that the company’s three-year average “burn rate” exceeds Glass Lewis’s industry burn rate cap, the company’s estimated shareholder value transfer is above Glass Lewis’s allowable cap for the company, and/or the plan’s change-in-control provisions have been deemed liberal by Glass Lewis, we vote against the proposal the proposal if:

☐	The company’s “burn rate” is greater than 110% of Glass Lewis’ cap for the company,

☐	The estimated shareholder value transfer is greater than 110% of Glass Lewis’ cap for the company, or

☐	Glass Lewis recommends shareholders vote against due to liberal change-in-control provisions.

11)

For Spanish and Portuguese companies whose stock option plans are serviced with repurchased stock, we vote on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

12)	For Belgium and Dutch companies, we vote against proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

B.	Shareholder Proposed Performance Based Stock Option Plans

We vote for shareholder proposed performance based stock option plans, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this sub-item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

C.	OBRA-Related Compensation Proposals

☐	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

☐	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

☐	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for reasonable amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

☐	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA

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D. Employee Stock Purchase Plans

We vote for employee stock purchase plans possessing the following criteria:

1)	Non-Canadian Companies:

☐	Qualified Plans

We vote for proposals that request shareholder approval to implement an employee stock purchase plan or to increase authorized shares for existing plans if, (a) for US companies, the plan complies with Section 423 of the Internal Revenue Code, dilution is not more than 10% and the discounts do not exceed 15% and (b) for non-US companies other than Canada, dilution is not more than 10% and the discounts do not exceed 30% or, if the discounts exceed 30%, dilution does not exceed 5%.

☐	Non-Qualified Plans

We vote for proposals recommending non-qualified employee stock purchase plans if, (a) there is broad based participation in the plan, employee contributions are reasonably limited, the company matches no more than 25% of the employees’ contributions to the plan and there is no discount on the stock price on the date of purchase.

2)	Canadian Companies:

☐

We vote for proposals that request shareholder approval to implement an employee stock purchase plan or to increase authorized shares for existing plans if, (a) there is broad based participation in the plan, (b) the offering period is 27 months or less, (c) dilution is not more than 10%, and (d) the discounts do not exceed 15%, provided that no discounts may be provided to purchasers in plans where the company matches employee contributions (maximum 25% match), provided that we vote against plans that contain discretion to vary the foregoing criteria

E. Shareholder Proposals to Limit Executive and Director Pay

We vote for reasonable shareholder proposals that seek additional disclosure of executive and director pay information if the information requested is not already available to shareholders.

We vote against all other shareholder proposals that seek to limit executive and director pay unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

F. Severance Packages and Golden Parachutes

We vote for shareholder proposals to have severance packages submitted for shareholder ratification, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

We vote against proposals to ratify severance packages, including proposals to approve the company’s golden parachute compensation, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

G. Expensing of Stock Options

We vote for the expensing of stock options unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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H. Remuneration

We vote for proposals to approve remuneration policies or programs unless (1) we have voted against other components of the company’s remuneration or compensation package in a separate proposal, in which case we will vote against such policy or program; (2) Glass Lewis recommends a vote against equity or compensation plans for executive or non-executive directors, in which case we will vote against such plan; or (3) for proposals not covered above, Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

We vote for proposals that require boards to submit the company’s remuneration policies to a non-binding shareholder vote.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

Additionally, we vote against advisory proposals to approve executive compensation if:

☐	There is a pay-for-performance disconnect, or

☐	The company maintains poor compensation practices.

Additionally, for UK companies we vote against proposals to approve remuneration policies or programs if:

☐	Executives have service contracts of more than one year.

☐	Employment contacts and incentive schemes have provisions that trigger payments and rewards earlier and/or larger in the event of a change of control.

☐	The company made payments or longer-term obligations were incurred or entered into by the company which were not fully disclosed or justified to shareholders.

☐	The company does not provide rationale regarding non-contractual and other ‘ex-gratia’ payments to directors or senior executives.

☐	The company failed to disclose necessary information regarding any element of remuneration including base salary, annual bonuses, and special bonuses.

☐	The company’s ‘Long term’ incentive schemes have performance periods of less than three years. OR

☐	The company’s schemes allow for retesting of performance criteria over extended time period if the original performance criteria were not met during the initial time period.

Additionally, for Australian companies, if a proposal under this item is to be voted on a case-by-case basis, we vote against if:

☐	The company specifies excessive termination payments of greater than 24 months of fixed remuneration.

☐	Non-executive directors are allowed to participate in the company’s employee option plan.

☐	Grants of options or equity are not linked to performance of the company in any way or hurdles applying to incentives have not been disclosed.

I. Pension Plan Accounting/Executive Compensation

We vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive compensation or bonuses, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

J. Supplemental Executive Retirement Plans (SERPs)

We vote for proposals that limit the covered amount of a SERP plan to an executive’s salary.

We vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote or to disclose the of details of SERP agreements, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

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If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

K. Option Grants to Directors or Employees of Related Parties

We vote against management proposals to grant options to directors or employees of “related companies”, unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

L. Proposals to Mandate Advisory Votes to Ratify Executive Officers’ Compensation

We vote for shareholder and management proposals that mandate advisory votes to ratify executive officers’ compensation, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

M. Change-in-Control Provisions

For Canadian companies, we vote against proposals to add or amend a change-in-control provision under an equity-based compensation plan if the acceleration and/or cash-out of unvested awards is only triggered by a single event, that is, solely by the occurrence of a change-in-control transaction as defined in the plan, as opposed to a double triggering event which also includes termination or adverse change in status of employment.

N. Shareholder Proposals to Establish a Pay-for-Superior Performance Standard

We vote against shareholder proposals that require executives to only receive bonuses or other incentives when the company’s performance exceeds its peers’ median or mean performance on selected financial criteria.

O. Stock Option Exchange Programs

We vote for executive and director stock option exchange plans, unless Glass Lewis recommends a vote against, in which case we vote on a case-by-case basis. Notwithstanding the foregoing sentence, if any of the following conditions are met:

☐	The exchange is not value neutral (i.e. not one for one exchange);

☐	Management and directors’ participation is not on an equal level to that of other employees;

In which case, we vote against the item.

P. Frequency of Advisory Vote on Executive Compensation

We vote on advisory votes on executive compensation on an annual basis.

Q. Option Grants to Non-Executive Directors

For Australian companies, we vote against option grants to non-executive directors unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

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XI. State of Incorporation

A. Voting on State Takeover Statutes

We vote against proposals to opt into state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) unless Glass Lewis recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

We vote for proposals to opt out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

We vote for whitewash waivers in cases where we are also voting for the transaction which necessitated the whitewash waiver, unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

B. Voting on Reincorporation Proposals

We vote for proposals to change a company’s state of incorporation unless Glass Lewis recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

XII. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

We vote for mergers and acquisitions unless Glass Lewis recommends a vote against, in which case the proposed transaction will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

For mergers to be voted on a case-by-case basis we consider the following factors:

☐	background to the proxy contest;

☐	evaluation of each side’s argument for and against the proposed merger

☐	anticipated financial and operating benefits;

☐	offer price (cost vs. premium);

☐	prospects of the combined companies;

☐	how the deal was negotiated;

☐	changes in corporate governance and their impact on shareholder rights; and,

☐	long-term economic outlook of the combined companies.

B. Corporate Restructuring

We vote for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless Glass Lewis recommends a vote against in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

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C. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

D. Changing Corporate Name We vote for changing the corporate name.

E. Joint Ventures

We vote for joint ventures unless Glass Lewis recommends a vote against in which case the proposal will be voted on a case-by-case basis.

XIII. Mutual Fund Proxies

Except as set forth below, we vote all proposals related to mutual funds or investment companies, including the election of directors, on a case-by-case basis.

We withhold votes from directors who:

☐

Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes will not be withheld even if such absence dropped the director’s attendance below 75%.

☐	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

☐	Ignored a shareholder proposal that was approved by a majority of the shares outstanding.

☐	Are interested directors and sit on the audit or nominating committees.

☐	Are interested directors and the full board serves as the audit or nominating committee OR the company does not have one of these committees.

We vote for proposals to change a fund’s fundamental investment objective to non-fundamental.

We vote for proposals authorizing the fund’s board to hire and terminate subadvisors without shareholder approval and for changes to the charter document to remove a shareholder approval requirement to hire and terminate subadvisors.

We vote for proposals to remove shareholder approval requirement to reorganize or terminate the trust or any of its series.

We vote against the following changes to the charter document:

☐	Removal of shareholder approval requirement for amendments to the new declaration of trust

☐

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

☐	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

☐	Removal of shareholder approval requirement to change the domicile of the fund

We vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

XIV. Environmental, Social, and Political Issues

The majority of Russell Investments’ proxy voting guidelines support governance structures that ensure that management and board members maintain independence and objectivity and act in the best interest of shareholders. That being said, a company can face significant financial and reputational hardship if it is negligent in ensuring that environmental and social standards and regulations are met. In cases where environmental and social issues are at risk of negatively impacting shareholder value, we believe that it is appropriate for shareholders to take action, as detailed below.

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A. ESG Reporting

With regards to proposals requesting companies create or improve upon environmental, sustainability, or governance reporting, we will tend to favor management’s ability to successfully execute on shareholders’ behalves when the following criteria are met:

☐	The company already provides sufficient disclosure and reporting on the subject;

☐	The company is in line or above peers regarding the request;

☐	There is no evidence of a link between the issue at hand and shareholder value to the firm; OR

☐	Increased disclosure would not impact the company’s ability to mitigate regulatory risk.

In these cases, we vote against when Glass Lewis recommends a vote against.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

B. Animal Welfare

We vote case-by-case on proposals to phase out the use of animal testing as well as proposals that restrict the methods used in the breeding, maintenance, production efficiencies, and slaughter of animals, livestock and poultry, unless Glass Lewis recommends a vote against in which case we vote against.

We vote case-by-case on proposals seeking a report on the company’s animal welfare standards unless Glass Lewis recommends a vote against, in which case we vote against.

C. Consumer Issues

We vote against proposals requesting companies implement specific price restraints on its products unless Glass Lewis recommends a vote for, in which case we vote on a case-by-case basis.

We vote against resolutions requiring that a company reformulate its products, unless Glass Lewis recommends a vote for, in which case we vote on a case-by-case basis.

With regard to genetically engineered ingredients in products, we vote in line with the treatment of general product reformulation proposals in guideline XIV.C when the proposal seeks to reformulate company products or phase-out/eliminate genetically engineered ingredients from the company’s products. For all other proposals with regard to genetically engineered ingredients in products, we vote on a case-by-case basis.

D. Workplace Safety, Product Safety, and Toxic/Hazardous Materials

We recognize the importance of workplace and product safety and the potential reputational risk and impact on shareholder value when proper processes are not followed. We believe that management is best equipped to assess those risks, however in certain cases, if there is credible evidence of egregious or illegal behavior, or if a management team has been unresponsive to requests from shareholders, we may consider well-crafted proposals for additional disclosure. We vote for proposals that request additional reporting on workplace and product safety if both management and Glass Lewis recommend a vote for. We vote against the proposal if both management and Glass Lewis recommend a vote against such proposal. In cases where management and Glass Lewis disagree we vote on a case-by-case basis.

E. Tobacco

We vote proposals related to the advertisement of tobacco products on a case-by-case basis.

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We vote any proposals related to secondhand smoke on a case-by-case basis.

We vote proposals regarding tobacco product warnings on a case-by-case basis.

We vote against shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless Glass Lewis recommends a vote for, in which case we vote on a case-by-case basis.

F. Diversity

We believe companies should provide for equal opportunity in the assignment of board positions and its selection of board nominees. Shareholder interests are best served with a representative board consisting of highly qualified and diverse members. We vote any proposals requesting a company increase the gender or racial minority representation on its board on a case-by-case basis, unless Glass Lewis recommends a vote against, in which case we will vote against.

G. Equal Opportunity

We vote for proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

We vote for proposals to extend company benefits to domestic partners.

H. Environment

We vote for proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region, unless Glass Lewis recommends a vote against, in which case we vote against.

We vote on a case-by-case basis for proposals relating to a company’s interaction with the environment. This applies specifically to proposals which:

☐	Call for the reduction of greenhouse gas emissions

☐	Request that a company report on the safety and/or security risks associated with their operations and/or facilities.

☐	Seek that a company adopt a comprehensive recycling strategy.

Request that a company invest in renewable energy resources.

I. Political Issues

We vote for proposals asking a company to affirm political nonpartisanship in the workplace if Glass Lewis recommends a vote for. If Glass Lewis recommends a vote against, we vote against.

We vote for proposals requesting improved disclosure around a company’s political contributions unless Glass Lewis recommends a vote against, in which case we vote on a case-by-case basis.

If a proposal bars a company from making political contributions, we vote against.

If a management proposal requests the ability to make a political contribution in the EU pursuant to the “PPER Act”, we vote for, unless Glass Lewis recommends a vote against, in which case we vote on a case-by-case basis.

If a proposal asks for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service, we vote against.

If a proposal requests that the company publish in newspapers and public media any political contributions, in which case we vote against.

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J. General Corporate Issues

We vote general corporate issues on a case-by-case basis. These issues include:

☐	Proposals requesting that executive compensation be linked to environmental and social criteria.

☐	Proposals requesting a report on pay disparity between executives and non-executives.

☐	Proposals requesting information on a company’s lobbying initiatives.

☐

Proposals requesting that a company establish, implement, and report on a standard response to health pandemics on company’s operations, including requesting a report on the impact of establishing such a response.

We vote against proposals which seek to restrict a company from making charitable contributions, unless Glass Lewis recommends a vote for, in which case we vote on a case-by-case basis.

K. Labor, Human Rights, International Oversight

Russell Investments’ believes that a company should maintain sufficient oversight of its foreign operations so as to avoid unethical or illegal conduct. Companies are expected to follow the laws and regulations in the regions, countries, and/or jurisdictions in which they operate. Care is to be taken by companies, their directors, and executives as it relates to this as well as to matters that could create reputational harm that would impact shareholder value. These items include but are not limited to bribery, environmental exploitation, human rights violations and/or money laundering.

We vote against proposals requesting a company report on foreign military sales or offsets. In general, military program policies are already reviewed by government and elected officials. A certain level of disclosure is mandated by law.

We vote proposals requesting disclosure and implementation of internet privacy and censorship policies/procedures on a case-by-case basis.

We vote on a case-by-case basis any proposals requesting a company implement or adopt human rights standards.

We vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems.

We also vote against proposals asking that a company report on the risk associated with the use of depleted uranium munitions or nuclear components and delivery systems, beyond what is required by applicable government regulations, unless Glass Lewis recommends a vote for the proposal, in which case we vote on a case-by-case basis.

We vote proposals calling for a company to report on risks associated with outsourcing or plant closures on a case-by-case basis.

L. ESG Compensation-Related Proposals

We recognize that a firm should weigh the environmental and social impact of its strategies and that these can also be difficult to quantify and measure. In most cases we expect to vote in line with a company’s compensation committee.

If a proposal seeks to tie executive compensation to ESG metrics we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal. We vote against the proposal if management and Glass Lewis both recommend a vote against such proposal. In cases where management and Glass Lewis disagree we vote on a case-by-case basis.

M. Water Issues

We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.

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If a proposal is designed to mitigate water-related risks, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal. We vote against the proposal if management and Glass Lewis both recommend a vote against such proposal. In cases where management and Glass Lewis disagree we vote on a case-by-case basis.

N. Pharmaceutical Policy, Pricing, and Access

We recognize the increased political and regulatory risk associated with pharmaceutical pricing and access. We believe that policies surrounding national health care are most effectively handled at a government level, rather than in a corporate boardroom. With regards to health care related proposals, if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal. We vote against the proposal if management and Glass Lewis both recommend a vote against such proposal. In cases where Glass Lewis and management disagree we vote on a case-by-case basis.

We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.

In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.

XV. Lack of Information or Late Information

We vote against proposals where the proposals and the information related thereto which are presented to Russell Investments are, in Russell Investments’ opinion, inadequate to apply these guidelines. In contrast to voting based on Russell Investments’ determination as to the adequacy of information, we vote against proposals when Glass Lewis recommends a vote against such a proposal due to either a lack of disclosure or lack of information provided to Glass Lewis.

We may abstain from voting on any proposal where a Glass Lewis recommendation, written analysis, or supplemental information is not available at least two business days prior to the deadline for voting which results in the inability to make a case-by-case determination prior to such deadline.

XVI. Share Blocking

We do not vote on any proposal where the company’s shares are blocked in the voting process or in a share blocking country

XVII. Fixed Income and Real Estate Securities

We vote proposals related to fixed income, preferred stock, warrants and real estate securities and, in line with: (i) a money manager’s analysis and recommendation related to fixed income securities, preferred stock or warrants, and or (ii) Russell Investments Real Estate Advisers, Inc. analysis and recommendation related to real estate securities proposals.

XVIII. Items Not Addressed by Guidelines

With respect to any proposal that is not covered by these Guidelines we vote on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and Glass Lewis both recommend a vote for such proposal and we vote against the proposal if management and Glass Lewis both recommend a vote against such proposal.

XIX. Determined Materiality Threshold

For securities in which shares to be voted by Russell Investments in aggregate represent less than 0.15% of shares outstanding (measured by % of free float) as of the record date, we vote in line with our proxy voting guidelines; with regards to votes where Russell Investments’ Proxy Voting Guidelines indicate case-by-case, we vote in line with Glass Lewis’ recommendation.

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SIRIOS CAPITAL MANAGEMENT, L.P.

Proxy Voting Policies and Procedures

The Adviser’s Proxy Voting Procedures consist of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by the Adviser to administer the policy and (4) the procedures adopted by the Adviser to implement the policy (the “Proxy Voting Procedures”).

1. Statement of Policy

As a fiduciary, the Adviser is required to, at all times, act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any registered investment adviser who votes proxies on behalf of clients to have written policies and procedures. The Adviser has adopted Proxy Voting Procedures that it believes are reasonably designed to insure that proxies are voted in the best interest of each Client, and in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2. Who is Responsible For Implementing this Policy?

The Compliance Officer is responsible for implementing, updating and monitoring the Adviser’s Proxy Voting Procedures, for insuring appropriate disclosure is given to Clients and Fund investors, and assisting in the resolution of conflicts of interests. The Adviser has retained Institutional Shareholder Services (“ISS”), a third-party proxy voting service, to assist with the Adviser’s proxy voting responsibilities. ISS is responsible for the maintenance of copies of the Adviser’s proxy records, and related documentation. The Compliance Officer is responsible for maintenance of documentation, if any, in connection with conflict resolution. The Compliance Officer can delegate any of his or her responsibilities under this policy to another person.

3. Procedures to Administer this Policy

The Proxy Voting Procedures provide detailed guidelines as to the manner in which proxies will be voted and the basis for the voting decisions. The key elements for administering the Proxy Voting Procedures are summarized below:

Administration

An employee designated by the Compliance Officer should monitor, evaluate and update the Proxy Voting Procedures, as appropriate, which may include, for example, the following:

•	Providing a copy of the Proxy Voting Procedures, and any amendments, to all portfolio managers and to ISS (or any other delegate);

•	Ensuring that voting responsibility between the Adviser and the Client is clearly established;

•	When a material conflict of interest has been identified, taking the necessary steps to resolve the matter in accordance with the Adviser’s Proxy Voting Procedures;

•	Coordinating with third party delegates who have been retained to vote on behalf of the Adviser; and

•

Reviewing the Proxy Voting Procedures periodically as needed to assess their adequacy, including consulting with outside counsel to stay abreast of the regulations affecting the Advisor’s proxy voting obligations.

Client Disclosure

The Adviser is required to provide Clients with a summary of its Proxy Voting Procedures. Item 17 of Form ADV Part 2A contains a summary of the Adviser’s Proxy Voting Procedures and the Compliance Officer should take the necessary steps to ensure that this summary adequately discloses the parameters of the Adviser’s Proxy Voting Procedures.

A prospective Private Fund investor or separate account client will receive the summary of the Adviser’s Proxy Voting Procedures in Form ADV Part 2A. See the Investor Intake Procedures – Private Funds and Client Intake Procedures– Separate Accounts sections of this Manual.

A Registered Fund is required to file an annual report on Form N-PX indicating how the Adviser voted proxies for the Registered Fund’s portfolio securities. In its capacity as an adviser or subadviser to a Registered Fund, the Adviser generally

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will not be charged with making a Registered Fund’s filings on Form N-PX. However, it is the Adviser’s policy to provide timely and accurate information to the investment adviser or other party designated by the Registered Fund to make the requisite filings on its behalf, in accordance with the terms of its subadvisory agreement with the Adviser.

A Registered Fund’s board typically also requires that an amendment to the investment adviser’s proxy voting policy or instance of voting a proxy contrary to such policy be reported to the board in a manner and timeframe set forth in the Registered Fund’s advisory or subadvisory agreement. The Compliance Officer shall maintain a record for each Registered Fund of all proxy voting information and reports that must be provided by the Adviser to, or on behalf of, the Registered Fund in accordance with the terms of its advisory or subadvisory agreement. The Compliance Officer shall be responsible for the preparation and timely delivery of such information and reports, which may be due periodically, upon request, or upon the occurrence of specified events.

Client Requests for Proxy Records

Investor Relations personnel should forward any requests by a Client for its proxy voting records to the Compliance Officer. The Compliance Officer shall determine the appropriate response and either the Compliance Officer or a member of the Investor Relations department shall respond to all client requests for documentation relating to proxies voted on their behalf.

Maintaining Records

The Compliance Officer should maintain the following records:

•	A copy of the Adviser’s Proxy Voting Procedures and all amendments;

•	Copies of communications with Clients regarding proxy voting;

•	Evidence of disclosure of the Proxy Voting Procedures to all Registered Funds, Private Fund investors and separate account clients through Form ADV Part 2A;

•	A record of each Client’s request for proxy voting records (if any);

•	Any record or analysis created by the Adviser to assist it in voting proxies;

•	Documentation of the basis for any exception or deviation from the Adviser’s Proxy Voting Procedures in voting a proxy for a Registered Fund’s portfolio securities; and

•	Documentation, if any, created relating to the resolution of conflicts.

ISS should maintain, on behalf of the Adviser, the following records:

•	Copies of each proxy received;

•	A record of votes cast; and

•	Documentation created that is material to the voting decisions.

4. Procedures to Implement this Policy

A. Proxy Voting Authority. Unless otherwise specifically directed by a separate account client, Registered Fund or Private Fund (each a “Client”) in writing, the Adviser is responsible for the voting of proxies related to securities that it manages on behalf of its Clients. Any directions from Clients to the contrary must be provided in writing.

B. Policy Statement. The Advisers Act requires the Adviser, at all times, to act solely in the best interest of its clients. The Adviser has adopted and implemented Proxy Voting Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with the Adviser’s fiduciary duties, and consistent with the requirements of Rule 206(4)-6 under the Advisers Act.

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The Adviser has established these Proxy Voting Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, the Adviser generally votes proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. The Adviser may, however, from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in these Proxy Voting Procedures.

For highly contested or controversial proxy voting matters, or non-routine proxy voting matters, the Adviser may conduct a more detailed analysis by considering additional factors particular to the issuer or the voting matter under consideration. The Adviser will evaluate such matters on a case-by-case basis and consider the potential effect of the vote on the value of its Clients’ investment.

Non-routine proxy voting matters and the factors the Adviser will consider for a more detailed analysis include:

•	Contested Elections for Directors. The Adviser will consider such factors as director independence, director competence, board accountability, and board responsiveness.

•

Executive Compensation. The Adviser will consider the reasonableness of the company’s compensation structure, disclosure, incentives and performance criteria, and alignment of compensation with shareholder interests.

•

Capital Structure Changes and Anti-Takeover Proposals. The Adviser will consider any limitations to the rights of existing shareholders, ownership of existing shareholders, whether there is a change in control of the company, plans to improve shareholder value, and the long-term interests of the company.

•

Mergers and Corporate Restructurings. The Adviser will consider anticipating financial and operating benefits, prospects of combined companies, price of offerings, planned use of proceeds for spin-offs or asset sales, changes shareholder rights, and the issuance of debt.

C. Institutional Shareholder Services. In order to facilitate the proxy voting process, the Adviser has retained the services of Institutional Shareholder Services (“ISS”) as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, auditing, recordkeeping, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Adviser may rely upon ISS research in establishing its proxy voting guidelines and many of the Adviser’s guidelines are consistent with ISS positions, the Adviser may deviate from ISS recommendations on general policy issues or specific proxy proposals.

•

Meeting Notification. The Adviser utilizes ISS’ voting agent services to receive notification of upcoming shareholder meetings for portfolio companies and to transmit votes to the appropriate custodians for its Clients. ISS tracks and reconciles the Adviser’s holdings and list of portfolio companies against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to the Adviser through an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

•

Vote Determination. ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, the Adviser may receive any or all of the above-mentioned research materials to assist in the vote determination process. The Adviser will evaluate ISS’s potential conflicts of interest that can arise on an ongoing basis. All such ISS research materials utilized by the Adviser shall be accompanied by the applicable issuer’s “Disclosure of Significant ISS Relationships,” a report produced by ISS which discloses client relationships by issuer. The final authority and responsibility for proxy voting decisions remains with the Adviser.

•

Conflicts of Interest. In the event the Adviser becomes aware that there may be a material conflict of interest between the interests of its clients and its interests (including those of its affiliates, managers, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”) the Adviser generally votes the proxy consistent with the voting recommendation of ISS.

D. Limitations on the Adviser’s Responsibilities

1. Limited Value. The Adviser may abstain from voting a client proxy if the Adviser concludes that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2. Costs exceed benefits. The Adviser may abstain from voting a client proxy if the Adviser believes that the costs of voting the proxy exceed the expected benefit to the client of voting the proxy. For example, the Adviser generally will not attempt to segregate or recall securities on loan for the purpose of voting proxies because as a general matter, the cost and difficulty of recalling or segregating these securities does not outweigh the benefits associated with related securities lending activity.

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3. Borrowed Securities. The Adviser shall use its best efforts to vote securities borrowed by a Fund’s prime broker through a collateral arrangement, by instructing the Funds’ prime brokers to move any securities they have borrowed into a segregated account for upcoming proxy record dates. The Adviser recognizes that such instructions are subject to limitations based on the prime broker’s policies, and the Adviser shall not be responsible for ensuring that such securities are actually moved to a segregated account or voted.

4. Special Client Considerations.

a. Registered Funds. The Adviser votes proxies of its mutual fund clients, if any, subject to the Registered Funds’ applicable investment restrictions.

b. ERISA Accounts. With respect to any Clients subject to ERISA, the Adviser votes proxies in accordance with its duty of loyalty and prudence, in compliance with the plan documents, as well as its duty to avoid prohibited transactions.

5. Client Direction. Unless otherwise directed by a client in writing, the Adviser is responsible for voting proxies related to securities that it manages for the Clients. A Client may from time to time direct the Adviser in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Procedures. The Adviser will follow any such written direction for proxies after its receipt of such written direction.

E. Disclosure. Private Fund investors may request information regarding how their Private Fund’s proxies were voted from Adviser, which in turn may provide such information on the basis of reports provided to the Adviser by ISS. A separate account client for whom the Adviser is responsible for voting proxies also may obtain information from the Adviser regarding how the Adviser voted the client’s proxies. Registered Fund investors may review a full record of how the Adviser voted proxies for the portfolio securities of the Registered Fund in its annual report on Form N-PX, available at www.sec.gov.

F. Review and Changes. The Adviser shall from time to time review these Proxy Voting Procedures and may adopt changes based upon its experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, the Adviser may change these Proxy Voting Procedures from time to time without notice to, or approval by, any Client (or, in the case of a Fund, any Fund investor). However, with respect to Registered Funds for which the Adviser serves as subadviser, the Adviser may be required to provide notice of changes in these Proxy Voting Procedures pursuant to the Registered Fund’s subadvisory agreement. Clients may request a current version of the Adviser’s Proxy Voting Procedures by contacting the Compliance Officer. Private Fund investors may request a current version of our Proxy Voting Procedures from the directors or general partner of their Private Fund. Registered Fund investors may review a description or copy of the Adviser’s Proxy Voting Procedures in the Registered Fund’s registration statement.

G. Delegation. The Adviser has delegated certain of its responsibilities under these Proxy Voting Procedures to ISS, as described above, and may, in the future, delegate additional responsibilities to ISS or other third party. However, the Adviser retains final authority for proxy voting. The Adviser shall oversee the ISS relationship and shall monitor ISS (or such other delegate determined by the Adviser) for compliance with these Proxy Voting Procedures.

H. Maintenance of Records. The Adviser or ISS shall maintain its records with respect to proxies in accordance with the requirements of the Advisers Act. The Adviser may, but need not, maintain proxy statements that it receives regarding Client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. The Adviser also may rely upon one or more third parties to maintain certain records required to be maintained by the Advisers

Act.

Policy Dated: February 11, 2020

.

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WELLINGTON MANAGEMENT COMPANY LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1)

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

a.	Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

b.	Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

c.	Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

d.	Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

e.	Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

f.	Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

a.	Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

b.	Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

c.	Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018